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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-06567
Invesco Van Kampen Municipal Opportunity Trust
(Exact name of registrant as specified in charter)
1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Address of principal executive offices) (Zip code)
Colin Meadows 1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 2/28
Date of reporting period: 2/28/11

Item 1. Reports to Stockholders.

Annual Report to Shareholders	February 28, 2011

Invesco Van Kampen Municipal
Opportunity Trust
NYSE: VMO

2	Performance Summary
2	Management Discussion
4	Supplemental Information
5	Dividend Reinvestment Plan
6	Schedule of Investments
20	Financial Statements
23	Notes to Financial Statements
30	Financial Highlights
31	Auditor’s Report
32	Tax Information
T-1	Trustees and Officers

Management’s Discussion of Trust Performance

Performance summary
Please note that the fiscal year-end for Invesco Van Kampen Municipal Opportunity Trust has changed to February 28. Therefore, the period covered by this report is from October 31, 2010, the date of the last annual report, through February 28, 2011, the Trust’s new fiscal year-end.
     The Trust’s return can be calculated based on either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the Trust’s portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding. Market price reflects the supply and demand for Trust shares. As a result, the two returns can differ, as they did during the reporting period. Main contributors to return on an NAV basis included our exposure to state general obligation (GO) bonds and local GO bonds.

Performance
Cumulative total returns, 10/31/10 to 2/28/11

Trust at NAV	-7.72%

Trust at Market Value	-11.43

Barclays Capital Municipal Bond Index▼	-3.09

Market Price Premium to NAV as of 2/28/11	0.48

▼Lipper Inc.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, net asset value and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect Trust expenses, the reinvestment of distributions (if any) and changes in net asset value (NAV) for performance based on NAV and changes in market price for performance based on market price.
     Since the Trust is a closed-end management investment company, shares of the Trust may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Trust cannot predict whether shares will trade at, above or below NAV. The Trust should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

How we invest
We seek to provide investors with a high level of current income exempt from federal income tax, primarily through investment in a diversified portfolio of investment grade municipal securities.
     We seek to achieve the Trust’s investment objective by investing primarily in municipal securities that are rated BBB or higher by Standard & Poor’s (S&P) or Baa or higher by Moody’s at the time of purchase. Municipal securities include long-term obligations (“municipal bonds”), short-term municipal notes, participation certificates, municipal leases and tax-exempt commercial paper. The Trust also may invest in securities rated BB/Ba or B by S&P, Moody’s or Fitch as well as unrated securities that we determine to be of comparable or higher quality. From time to time, we may invest in municipal securities that pay interest that is subject to the federal alternative minimum tax.

Top Five Fixed Income Holdings

1.	New Jersey (State of) Economic Development Authority	8.2%

2.	North Carolina (State of) Municipal Power Agency No. 1 (Indexed Caps)	5.5

3.	Port Authority of New York & New Jersey (Consolidated 144th)	3.5

4.	Chicago (City of) (O’Hare International Airport)	2.6

5.	Chicago (City of) (O’Hare International Airport)	2.4

Portfolio Composition
By credit sector, based on total investments

Revenue Bonds	91.1%

General Obligation Bonds	4.3

Other	2.5

Pre-refunded Bonds	2.1

Total Net Assets
Applicable to Common Shares	$420.6 million

Total Number of Holdings	357

The Trust’s holdings are subject to change, and there is no assurance that the Trust will continue to hold any particular security.
     We employ a bottom-up, research-driven approach to identify securities that have attractive risk/reward characteristics for the sectors in which we invest. We also integrate macroeconomic analysis and forecasting into our evaluation and ranking of various sectors and individual securities. Finally, we employ leverage in an effort to enhance the Trust’s income and total return.
     Sell decisions are based on:
■	A deterioration or likely deterioration of an individual issuer’s capacity to meet its debt obligations on a timely basis.

■	A deterioration or likely deterioration of the broader fundamentals of a particular industry or sector.

■	Opportunities in the secondary or primary market to purchase a security with better relative value.

Market conditions and your Trust
In the U.S. and most of the developed world, a gradual and somewhat lackluster recovery continued, with central banks keeping interest rates at low levels and with few of them withdrawing their quantitative easing measures. This helped private sector companies improve their balance sheets and earnings following the global financial crisis that began to dissipate in early 2009. However, investor skepticism of global governments’ abilities to retire huge amounts of debt without affecting economic growth rates caused sovereign debt distress (especially for eurozone countries) and became a focal point of investor concern.
     In the U.S., economic recovery was present, although the pace was modest as stubbornly high unemployment and export weakness continued to weigh on the economy. Real gross domestic product, the broadest measure of overall U.S. economic activity, increased at an annual rate of 3.1% in the fourth quarter of 2010, a marked improvement from the 2.6% decrease in 2009.1 The U.S. Federal Reserve (the Fed) maintained a very accommodative monetary policy throughout the reporting period, with the federal funds target rate unchanged in a range of zero to 0.25%.2 The Fed recently de-

2 Invesco Van Kampen Municipal Opportunity Trust

scribed its view of the U.S. economy by stating: “The Committee will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels for the federal funds rate for an extended period.”2
     During the four-month period covered by this report, municipal bond mutual funds experienced extensive net outflows. Market volatility was heightened across the municipal asset class as U.S. Treasury yields increased, and the market was flooded with new issuance during the last two months of 2010 in anticipation of the Build America Bond (BAB) program ending. These factors contributed to rising investor fears regarding the health of municipal finances leading to redemptions and lower municipal bond prices.
     In terms of yield curve positioning, the Trust’s exposure to the 12– to 20–year part of the curve and the long portion of the curve (20+ years) detracted from returns as yields increased during most of the reporting period. Some of our yield curve and duration positioning was obtained through the use of inverse floating rate securities. Inverse floating rate securities are instruments which have an inverse relationship to a referenced interest rate. Inverse floating rate securities can be a more efficient means by which to manage duration, yield curve exposure, credit exposure and potentially can enhance yield.
     Sector performance was driven by quality spread widening for most of the reporting period before tightening in February, largely a result of increased volatility and higher tax-exempt issuance. As a result, BBB-rated and lower credit quality sectors underperformed and detracted from Trust performance as we held exposure to these market segments.
     At a sector level, our exposure to state and local GO bonds contributed to performance for the reporting period. Our utility and higher education exposure also contributed to returns. Detractors for the reporting period included our health care and tobacco exposure.
We employ leverage in an effort to enhance the Trust’s income and total return. Leverage simply magnifies the performance of the Trust, either up or down, and can be implemented in several ways. The Trust achieves a leveraged position through both borrowings and the use of financial instruments, which include auction rate preferred shares. During the reporting period, the use of leverage detracted from returns.
     As stated earlier, the Trust trades at a market price and also has an NAV. For most of the reporting period the Trust traded at a premium to its underlying NAV. The Trust traded at discount for a short period in mid-November. Following mid-November, the Trust once again traded at a premium, the widest being in early December before narrowing and trading at a slight premium for the remainder of the reporting period.
     Thank you for investing in Invesco Van Kampen Municipal Opportunity Trust and for sharing our long-term investment horizon.
1  Bureau of Economic Analysis
2  U.S. Federal Reserve
The views and opinions expressed in management’s discussion of Trust performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Trust. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Trust and, if applicable, index disclosures later in this report.
Thomas Byron
Portfolio manager, is manager of Invesco Van Kampen Municipal Opportunity Trust. Mr. Byron joined Invesco in 2010. He was associated with the Trust’s previous investment adviser or its investment advisory affiliates in an investment management capacity from 1981 to 2010 and began managing the Trust in 2009. Mr. Byron earned a B.S. in finance from Marquette University and an M.B.A. in finance from DePaul University.
Robert Stryker
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Municipal Opportunity Trust. Mr. Stryker joined Invesco in 2010. He was associated with the Trust’s previous investment adviser or its investment advisory affiliates in an investment management capacity from 1994 to 2010 and began managing the Trust in 2009. Mr. Stryker earned a B.S. in finance from the University of Illinois, Chicago.
Robert Wimmel
Portfolio manager, is manager of Invesco Van Kampen Municipal Opportunity Trust. Mr. Wimmel joined Invesco in 2010. He was associated with the Trust’s previous investment adviser or its investment advisory affiliates in an investment management capacity from 1996 to 2010 and began managing the Trust in 2001. Mr. Wimmel earned a B.A. in anthropology from the University of Cincinnati and an M.A. in economics from the University of Illinois, Chicago.

3 Invesco Van Kampen Municipal Opportunity Trust

Invesco Van Kampen Municipal Opportunity Trust’s investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital.
■	Unless otherwise stated, information presented in this report is as of February 28, 2011, and is based on total net assets applicable to common shares.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Trust’s reports, visit invesco.com/fundreports.

Principal risks of investing in the Trust
■	The prices of securities held by the Trust may decline in response to market risks.

■	Other risks are described and defined later in this report.

About indexes used in this report
■	The Barclays Capital Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.

■	The Trust is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Trust may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Trust performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Trust at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE	NYSE Symbol	VMO
4 Invesco Van Kampen Municipal Opportunity Trust

Dividend Reinvestment Plan
The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Trust. Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of your Trust, allowing you to potentially increase your investment over time.

Plan benefits
■	Add to your account

You may increase the amount of shares in your Trust easily and automatically with the Plan.

■	Low transaction costs

Shareholders who participate in the Plan are able to buy shares at below-market prices when the Trust is trading at a premium to its net asset value (NAV). In addition, transaction costs are low because when new shares are issued by a Trust, there is no fee, and when shares are bought in blocks on the open market, the per share fee is shared among all Participants.

■	Convenience

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent) which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account via the Internet. To do this, please go to invesco.com/us.

■	Safekeeping

The Agent will hold the shares it has acquired for you in safekeeping.

How to participate in the Plan
If you own shares in your own name, you can participate directly in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll
To enroll in the Plan, please read the Terms and Conditions in the Plan Brochure. You can enroll in the Plan by visiting invesco.com/us, calling toll-free 800 341 2929 or notifying us in writing at Invesco Van Kampen Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Please include your Trust name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before such Distributions are paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distributions.

How the Plan works
If you choose to participate in the Plan, your Distributions will be promptly reinvested for you, automatically increasing your shares. If the Trust is trading at a share price that is equal to its NAV, you’ll pay that amount for your reinvested shares. However, if the Trust is trading above or below NAV, the price is determined by one of two ways:
1.	Premium: If the Trust is trading at a premium – a market price that is higher than its NAV – you’ll pay either the NAV or 95 percent of the market price, whichever is greater. When the Trust trades at a premium, you’ll pay less for your reinvested shares than an investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.

2.	Discount: If the Trust is trading at a discount – a market price that is lower than NAV – you’ll pay the market price for your reinvested shares.

Costs of the Plan
There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by your Trust. If your Trust is trading at or above its NAV, your new shares are issued directly by the Trust and there are no brokerage charges or fees. However, if your Trust is trading at a discount, the shares are purchased on the open market, and you will pay your portion of per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all Participants in blocks, resulting in lower fees for each individual Participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications
The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.
     Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan
You may withdraw from the Plan at any time by calling 800 341 2929, visiting invesco.com/us or by writing to Invesco Van Kampen Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Trust name and account number. Also, ensure that all shareholders listed on the account have signed these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:
1.	If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees.

2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 per share fee and applicable per share fee. Per share fees include any applicable brokerage commissions the Agent is required to pay.

3.	You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Trust shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a stock certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.
     To obtain a complete copy of the Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/us.

5 Invesco Van Kampen Municipal Opportunity Trust

Schedule of Investments

February 28, 2011

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Municipal Obligations–173.97%
Alabama–1.83%
Bessemer Governmental Utility Services Corp.; Series 2008 A, Ref. Water Supply RB (INS–AGL)(a)(b)	5.00%	06/01/39	$1,975	$1,871,945

Birmingham (City of) Airport Authority; Series 2010, Airport RB (INS–AGM)(b)	5.25%	07/01/30	1,500	1,515,900

Health Care Authority for Baptist Health (The); Series 2009 A, RB(c)(d)	6.13%	05/15/12	1,250	1,298,650

Huntsville-Redstone Village (City of) Special Care Facilities Financing Authority; Series 2007, Retirement Facilities RB	5.50%	01/01/43	1,600	1,138,176

Mobile Industrial Development Board (Mobile Energy Services Co.); Series 1995, Ref. Solid Waste Disposal RB(e)	6.95%	01/01/20	5	0

Selma (City of) Industrial Development Board (Gulf Opportunity Zone); Series 2009 A, RB	6.25%	11/01/33	1,825	1,876,428

				7,701,099

Alaska–0.32%
Northern Tobacco Securitization Corp.; Series 2006 A, Tobacco Settlement Asset-Backed RB	5.00%	06/01/46	2,300	1,360,519

Arizona–4.83%
Arizona (State of) Capital Facilities Finance Corp. (Arizona State University); Series 2000, Student Housing RB	6.25%	09/01/32	1,425	1,308,549

Arizona (State of) Transportation Board;
Series 2008 B, Highway RB(a)	5.00%	07/01/25	1,575	1,661,452

Series 2008 B, Highway RB(a)	5.00%	07/01/26	2,365	2,474,973

Glendale (City of) Industrial Development Authority (Midwestern University);
Series 2010, RB	5.00%	05/15/35	500	445,290

Series 2010, RB	5.13%	05/15/40	1,000	914,600

Goodyear (City of) McDowell Road Commercial Corridor Improvement District; Series 2007, Special Assessment Bonds (INS–AMBAC)(b)	5.25%	01/01/32	1,775	1,670,949

Maricopa (County of) Industrial Development Authority (Catholic Healthcare West); Series 2009 C, Health Facilities RB(c)(d)	5.00%	07/01/14	2,050	2,197,251

Maricopa (County of) Pollution Control Corp. (Arizona Public Service Co.–Palo Verde); Series 2009 B, Ref. PCR(c)(d)	5.50%	05/01/12	1,125	1,159,785

Maricopa (County of) Stadium District; Series 2002, Ref. RB (INS–AMBAC)(b)	5.38%	06/01/19	1,500	1,558,545

Navajo (County of) Pollution Control Corp.;
Series 2009 C, RB(c)(d)	5.50%	06/01/14	575	617,573

Series 2009 E, RB(c)(d)	5.75%	06/01/16	675	736,924

Phoenix (City of) Industrial Development Authority (Career Success Schools);
Series 2009, Education RB	7.00%	01/01/39	595	567,684

Series 2009, Education RB	7.13%	01/01/45	570	548,026

Pima (County of) Industrial Development Authority (Global Water Resources LLC); Series 2007, Water & Wastewater RB(f)	6.55%	12/01/37	2,100	1,817,025

Salt River Project Agricultural Improvement & Power District; Series 2009 A, Electric System RB(a)	5.00%	01/01/28	1,930	2,017,062

University Medical Center Corp.; Series 2005, Hospital RB	5.00%	07/01/35 *	705	608,055

				20,303,743

California–15.42%
Anaheim (City of) Public Financing Authority (Public Improvements); Series 1997 C, Sub. Lease CAB RB (INS–AGM)(b)(g)	0.00%	09/01/20	2,630	1,548,386

Bay Area Governments Association (California Redevelopment Agency Pool); Series 2004 A, Tax Allocation RB (INS–SGI)(b)	5.25%	09/01/29	2,400	1,908,912

Bay Area Toll Authority (San Francisco Bay Area); Series 2008 F-1, Toll Bridge RB(a)	5.00%	04/01/39	4,000	3,794,720

Beverly Hills (City of) Unified School District California (Election of 2008); Series 2009, Unlimited Tax CAB GO Bonds(g)	0.00%	08/01/28	750	265,470

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6        Invesco Van Kampen Municipal Opportunity Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

California–(continued)

California (State of) Department of Water Resources (Central Valley);
Series 2008 AE, Water RB(a)	5.00%	12/01/24	$725	$779,549

Series 2008 AE, Water RB(a)	5.00%	12/01/25	900	959,490

Series 2008 AE, Water RB(a)	5.00%	12/01/26	900	952,380

Series 2008 AE, Water RB(a)	5.00%	12/01/27	525	551,513

Series 2008 AE, Water RB(a)	5.00%	12/01/28	900	941,436

California (State of) Health Facilities Financing Authority (Catholic Health Care West) Series 2009 A, RB	6.00%	07/01/34	1,000	1,013,650

California (State of) Housing Finance Agency (Home Mortgage);
Series G 2007, RB(f)	5.05%	02/01/29	2,255	2,108,470

Series K 2008, RB(f)	5.30%	08/01/23	2,900	2,721,418

Series K 2008, RB(f)	5.45%	08/01/28	3,400	3,315,510

California (State of) Housing Finance Agency (Home Mortgage); Series 2007 G, RB(f)	4.95%	08/01/23	4,200	3,872,778

California (State of) Pollution Control Financing Authority (Waste Management Inc.); Series 2002 B, Solid Waste Disposal RB(f)	5.00%	07/01/27	2,000	1,902,480

California (State of) Public Works Board (Department of Mental Health Coalinga State Hospital); Series 2004 A, Lease RB	5.00%	06/01/25	2,000	1,897,160

California (State of) Statewide Communities Development Authority (Adventist Health System/West); Series 2005 A, Health Facility RB	5.00%	03/01/30	5,000	4,569,800

California (State of) Statewide Communities Development Authority (Kaiser Permanente); Series 2009 A, RB	5.00%	04/01/19	1,250	1,312,700

California (State of);
Series 2009, Various Purpose GO Bonds	5.75%	04/01/31	1,150	1,188,594

Series 2009 A, Ref. Economic Recovery GO Bonds	5.25%	07/01/21	1,800	2,005,416

Daly (City of) Housing Development Finance Agency (Franciscan Mobile Home Park Acquisition); Series 2007 C, Third Tier Ref. RB	6.50%	12/15/47	410	335,724

Foothill/Eastern Transportation Corridor Agency; Series 1999, Ref. Toll Road CAB RB(g)	0.00%	01/15/25	5,000	1,704,550

Golden State Tobacco Securitization Corp.;
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	4.50%	06/01/27	770	554,385

Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.75%	06/01/47	4,160	2,777,882

M-S-R Public Power Agency (San Juan); Series 2008 M, VRD RB (LOC–Dexia Credit Local)(h)(i)	0.23%	07/01/22	4,500	4,500,000

Morongo Band of Mission Indians (Enterprise Casino); Series 2008, RB(j)	5.50%	03/01/18	130	122,543

Northern California Tobacco Securitization Authority (Sacramento County Tobacco Securitization Corp.); Series 2005 A-1, Tobacco Settlement Asset-Backed RB	5.38%	06/01/38	2,400	1,647,960

Palomar Pomerado Health Care District; Series 2009, COP	6.75%	11/01/39	1,050	1,041,968

Sacramento (County of); Series 2010, Sr. Airport System RB	5.00%	07/01/40	2,100	1,886,031

San Francisco City & County Airports Commission; Series 2008 A-4, Ref. RB(c)(d)(f)	6.50%	05/01/12	1,150	1,220,863

Southern California Tobacco Securitization Authority (San Diego County Tobacco Asset Securitization Corp.);
Series 2006 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.00%	06/01/37	3,000	1,956,960

Series 2006 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.13%	06/01/46	10,000	6,122,100

Turlock (City of) (Emanuel Medical Center, Inc.); Series 2004, Health Facilities COP	5.38%	10/15/34	1,600	1,317,424

Vernon (City of); Series 2009 A, Electric System RB	5.13%	08/01/21	2,000	2,057,940

				64,856,162

Colorado–3.59%
Colorado (State of) Health Facilities Authority (Catholic Health); Series 2006 C5, RB (INS–AGM)(a)(b)	5.00%	09/01/36	4,475	4,196,297

Colorado (State of) Health Facilities Authority (Evangelical Lutheran); Series 2005, RB	5.00%	06/01/35	3,700	3,339,065

Colorado (State of) Health Facilities Authority (Portercare Adventist Health); Series 2001, Hospital RB(k)	6.50%	11/15/11	1,000	1,052,700

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        Invesco Van Kampen Municipal Opportunity Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Colorado–(continued)

Colorado (State of) Health Facilities Authority (Volunteers of America Care);
Series 2007 A, RB	5.25%	07/01/27	$500	$408,405

Series 2007 A, RB	5.30%	07/01/37	375	271,106

Colorado (State of) Housing & Finance Authority; Series 1997 B-2, Insured MFH Mortgage RB (INS–FHA)(b)(f)	5.80%	10/01/28	645	645,142

Highlands Ranch Metropolitan District No. 2;
Series 1996, Unlimited Tax GO Bonds(l)	6.50%	06/15/11	530	539,747

Series 1996, Unlimited Tax GO Bonds (INS–AGM)(b)	6.50%	06/15/11	470	478,545

Montezuma (County of) Hospital District (Health Facilities Enterprise); Series 2007, Ref. Hospital RB	5.90%	10/01/37	910	712,712

Regional Transportation District (Denver Transit Partners Eagle P3);
Series 2010, Private Activity RB	6.00%	01/15/34	1,050	987,829

Series 2010, Private Activity RB	6.50%	01/15/30	1,300	1,312,597

Salida Hospital District; Series 2006, Hospital RB	5.25%	10/01/36	1,499	1,152,206

				15,096,351

Connecticut–1.53%
Connecticut (State of) (Bradley International Airport); Series 2000 A, Special Obligation Parking RB (INS–ACA)(b)(f)	6.60%	07/01/24	3,800	3,597,080

Connecticut (State of) Housing Finance Authority; Series 2010 D 2, Sub. Housing Mortgage Finance Program RB(f)	5.00%	05/15/31	1,550	1,490,759

Hamden (Town of) (Whitney Center); Series 2009 B, Facility Entrance Fee Principal Redemption RB	6.13%	01/01/14	1,350	1,354,766

				6,442,605

District of Columbia–4.99%
District of Columbia (Gonzaga College High School); Series 2002, RB (INS–AGM)(b)	5.25%	07/01/32	2,500	2,337,050

District of Columbia (Sibley Memorial Hospital);
Series 2009, Hospital RB	6.38%	10/01/34	2,215	2,300,078

Series 2009, Hospital RB	6.50%	10/01/29	700	741,475

District of Columbia Water & Sewer Authority;
Series 2007 A, Public Utility RB (INS–AGM/NATL/FGIC)(b)	5.50%	10/01/41	8,000	8,255,840

Series 2008 A, Ref. Public Utility Sub. Lien RB (INS–AGL)(a)(b)	5.00%	10/01/29	700	718,417

Series 2008 A, Ref. Public Utility Sub. Lien RB (INS–AGL)(a)(b)	5.00%	10/01/34	1,425	1,427,166

Metropolitan Washington Airports Authority; Series 2002 A, Airport System RB (INS–NATL/FGIC)(b)(f)	5.25%	10/01/32	5,350	5,211,542

				20,991,568

Florida–11.88%
Alachua (County of) (North Florida Retirement Village); Series 2007, IDR	5.88%	11/15/36	1,000	752,220

Brevard (County of) Health Facilities Authority (Buena Vida Estates, Inc.); Series 2008, Residential Care Facility RB	6.75%	01/01/37	1,220	1,088,813

Citizens Property Insurance Corp. (High Risk Account); Series 2010 A-1, Sr. Sec. RB	5.25%	06/01/17	2,090	2,184,384

Escambia (County of) Health Facilities Authority (Florida Health Care Facility Loan Veterans Health Administration Program); Series 2000, Health Facilities RB (INS–AMBAC)(b)	5.95%	07/01/20	350	356,850

Florida (State of) Department of Transportation;
Series 2008 A, Ref. Turnpike RB(a)	5.00%	07/01/26	2,540	2,598,572

Series 2008 A, Ref. Turnpike RB(a)	5.00%	07/01/27	2,580	2,621,822

Series 2008 A, Ref. Turnpike RB(a)	5.00%	07/01/28	2,805	2,836,584

Series 2008 A, Ref. Turnpike RB(a)	5.00%	07/01/32	2,500	2,506,700

Florida (State of) Seminole Indian Tribe; Series 2007 A, Special Obligation RB(j)	5.75%	10/01/22	750	708,600

Hillsborough (County of) Aviation Authority;
Series 2008 A, RB (INS–AGL)(a)(b)(f)	5.38%	10/01/33	900	862,497

Series 2008 A, RB (INS–AGL)(a)(b)(f)	5.50%	10/01/38	2,000	1,879,900

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco Van Kampen Municipal Opportunity Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Florida–(continued)

Hillsborough (County of) Industrial Development Authority (Tampa Electric Co.);
Series 2006, Ref. PCR (INS–AMBAC)(b)(c)(d)	5.00%	03/15/12	$700	$723,870

Series 2007 B, Ref. PCR(c)(d)	5.15%	09/01/13	775	829,669

Main Street Community Development District;
Series 2008 A, Capital Improvement Special Assessment RB(j)	6.80%	05/01/38	665	501,756

Series 2008 B, Capital Improvement Special Assessment RB(j)	6.90%	05/01/17	400	362,372

Miami-Dade (County of) Expressway Authority; Series 2010 A, Ref. Toll System RB	5.00%	07/01/40	2,000	1,819,940

Miami-Dade (County of) Health Facilities Authority (Miami Children’s Hospital); Series 2010 A, Ref. Hospital RB	6.13%	08/01/42	595	594,554

Miami-Dade (County of) Miami International Airport;
Series 2002, Aviation RB (INS–AGC/FGIC)(b)(f)	5.38%	10/01/27	2,100	2,106,237

Series 2002, Aviation RB (INS–AGC/FGIC)(b)(f)	5.38%	10/01/32	2,500	2,410,800

Midtown Miami Community Development District; Series 2004 A, Special Assessment RB	6.00%	05/01/24	545	511,444

Orange (County of) Health Facilities Authority (Orlando Lutheran Towers, Inc.); Series 2007, First Mortgage RB	5.50%	07/01/32	1,525	1,228,814

Overoaks Community Development District;
Series 2004 A, Capital Improvement Special Assessment RB(e)	6.13%	05/01/35	120	1

Series 2010 A-1, Capital Improvement RB	6.13%	05/01/35	55	50,376

Series 2010 A-2, Capital Improvement RB(m)	6.13%	05/01/35	125	72,778

Series 2010 B, Capital Improvement RB(m)	5.13%	05/01/17	280	229,177

Palm Beach (County of) Health Facilities Authority (The Waterford); Series 2007, RB	5.88%	11/15/37	1,000	888,880

Palm Beach (County of) Solid Waste Authority; Series 2009, Improvement RB (INS–BHAC)(a)(b)	5.50%	10/01/23	2,400	2,591,544

Port St. Lucie (City of) (Southwest Annexation District No. 1); Series 2007 B, Special Assessment RB (INS–NATL)(b)	5.00%	07/01/40	5,500	4,482,775

Putnam (County of) Development Authority (Seminole Electric Cooperative); Series 2007 A, Ref. PCR (INS–AMBAC)(b)(c)(d)	5.35%	05/01/18	2,900	3,027,658

Reunion East Community Development District; Series 2005, Special Assessment RB(e)	5.80%	05/01/36	490	239,267

Seven Oaks Community Development District II (Pasco County); Series 2004 A, Special Assessment RB	5.88%	05/01/35	855	608,469

Sterling Hill Community Development (Hernando County); Series 2003 A, Capital Improvement RB	6.20%	05/01/35	750	639,615

South Miami (City of) Health Facilities Authority (Baptist Health South Florida Obligated Group); Series 2007, Hospital RB(a)	5.00%	08/15/32	7,510	6,889,674

Tolomato Community Development District; Series 2007, Special Assessment RB	6.65%	05/01/40	1,140	767,049

				49,973,661

Georgia–5.99%
Atlanta (City of) (Beltline);
Series 2009 B, Tax Allocation RB	6.75%	01/01/20	620	621,792

Series 2009 B, Tax Allocation RB	6.75%	01/01/20	345	345,997

Series 2009 B, Tax Allocation RB	7.38%	01/01/31	190	187,539

Atlanta (City of);
Series 2000 B, Airport General Ref. RB (INS–NATL/FGIC)(b)(f)	5.63%	01/01/30	1,000	1,000,890

Series 2004 C, Airport Passenger Facility Charge & Sub. Lien General RB (INS–AGM)(a)(b)	5.00%	01/01/33	5,000	4,927,800

Series 2009 A, Water & Wastewater RB	6.00%	11/01/27	1,150	1,226,302

Series 2009 A, Water & Wastewater RB	6.00%	11/01/28	1,250	1,324,825

Series 2009 A, Water & Wastewater RB	6.00%	11/01/29	1,150	1,211,433

Georgia (State of) Municipal Electric Authority; Series 1997 A, RB (INS–NATL/IBC)(b)	6.50%	01/01/20	7,000	8,180,620

Monroe (County of) Development Authority (Oglethorpe Power Corp. Scherer); Series 1992 A, PCR	6.80%	01/01/12	3,770	3,930,150

Oconee (County of) Industrial Development Authority (OIIT); Series 2003, RB (INS–SGI)(b)	5.25%	07/01/25	1,000	1,007,150

Putnam (County of) Development Authority (Georgia Power Co.); Series 1996, PCR	5.10%	06/01/23	1,200	1,213,620

				25,178,118

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Municipal Opportunity Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Hawaii–0.42%
Hawaii (State of); Series 2010 A, Airport System RB	5.00%	07/01/39	$1,875	$1,751,213

Idaho–0.86%
Idaho (State of) Health Facilities Authority (St. Luke’s Health System);
Series 2008 A, RB	6.50%	11/01/23	750	825,930

Series 2008 A, RB	6.75%	11/01/37	1,000	1,070,850

Idaho (State of) Health Facilities Authority (Valley Vista Care Corp.); Series 2007, Ref. RB	6.13%	11/15/27	775	634,942

Regents of the University of Idaho (The); Series 2011, Ref. General RB(c)(d)	5.25%	04/01/21	1,010	1,094,739

				3,626,461

Illinois–17.83%
Bartlett (Village of) (Quarry Redevelopment); Series 2007, Ref. Sr. Lien Tax Allocation RB	5.60%	01/01/23	1,250	1,022,150

Bolingbrook (Village of); Series 1999 B, Unlimited Tax CAB GO Bonds (INS–NATL)(b)(g)	0.00%	01/01/30	1,365	405,269

Bourbonnais (Village of) (Olivet Nazarene University); Series 2010, IDR	5.50%	11/01/40	675	633,737

Chicago (City of) (O’Hare International Airport);
Series 2002 A, Ref. General Airport Third Lien RB (INS–NATL)(b)(f)	5.38%	01/01/32	3,150	2,904,993

Series 2005 A, Airport RB (INS–AGC/NATL)(a)(b)	5.25%	01/01/24	10,900	11,090,096

Series 2005 A, Airport RB (INS–AGC/NATL)(a)(b)	5.25%	01/01/25	10,000	10,118,500

Series 2005 A, Airport RB (INS–AGC/NATL)(a)(b)	5.25%	01/01/26	3,855	3,885,840

Chicago (City of) Board of Education;
Series 2008 C, Ref. Unlimited Tax GO Bonds (INS–AGM)(a)(b)	5.00%	12/01/27	2,600	2,498,522

Series 2008 C, Ref. Unlimited Tax GO Bonds (INS–AGM)(b)	5.00%	12/01/27	4,000	3,843,880

Chicago (City of); Series 2008 A, Unlimited Tax GO Bonds (INS–AGL)(a)(b)	5.25%	01/01/25	1,450	1,439,343

Granite City (City of) (Waste Management, Inc.); Series 2002, Disposal RB(c)(d)(f)	3.50%	05/01/13	800	798,392

Illinois (State of) Finance Authority (Christian Homes, Inc. Obligated Group); Series 2007 A, Ref. RB	5.75%	05/15/26	2,300	2,019,515

Illinois (State of) Finance Authority (Kish Health System Obligated Group); Series 2008, Ref. RB	5.50%	10/01/22	1,100	1,122,847

Illinois (State of) Finance Authority (Northwestern Memorial Hospital);
Series 2009 A, RB(a)	5.38%	08/15/24	2,200	2,326,280

Series 2009 A, RB(a)	5.75%	08/15/30	1,400	1,436,722

Illinois (State of) Finance Authority (OSF Healthcare System); Series 2007 A, RB	5.75%	11/15/37	2,500	2,323,100

Illinois (State of) Finance Authority (Park Place of Elmhurst); Series 2010 D-2, TEMPS RB	7.00%	11/15/15	1,600	1,567,232

Illinois (State of) Finance Authority (Riverside Health System); Series 2009, RB	6.25%	11/15/35	1,150	1,167,606

Illinois (State of) Finance Authority (Roosevelt University); Series 2007, RB	5.50%	04/01/37	1,000	893,440

Illinois (State of) Finance Authority (Rush University Medical Center Obligated Group); Series 2009 A, RB	7.25%	11/01/38	1,800	1,916,082

Illinois (State of) Finance Authority (Sherman Health Systems); Series 2007 A, RB	5.50%	08/01/37	5,500	4,645,520

Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion);
Series 2002 A, Dedicated State Tax RB (INS–NATL)(b)	5.25%	06/15/42	6,000	5,553,960

Series 2010 A, Dedicated State Tax RB	5.50%	06/15/50	2,100	1,931,622

Illinois (State of) Regional Transportation Authority; Series 1994 B, RB (INS–AMBAC)(b)	8.00%	06/01/17	5,000	6,125,100

Will-Kankakee Regional Development Authority (Senior Estates Supportive Living); Series 2007, MFH RB(f)	7.00%	12/01/42	475	410,818

Railsplitter Tobacco Settlement Authority; Series 2010, Tobacco Settlement RB	5.50%	06/01/23	3,025	2,899,795

				74,980,361

Indiana–2.27%
Allen (County of) Juvenile Justice Center Building Corp.; Series 2001, First Mortgage RB(k)	5.50%	01/01/12	1,000	1,052,460

Crown Point (City of) (Wittenberg Village); Series 2009 C-1, TEMPS Economic Development RB	7.25%	11/15/14	650	641,622

Indiana (State of) Finance Authority (Deaconess Hospital Obligated Group); Series 2009 A, Hospital RB	6.75%	03/01/39	1,360	1,442,715

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Municipal Opportunity Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Indiana–(continued)

Indiana (State of) Finance Authority (Howard Regional Health System); Series 2005, VRD Hospital RB (LOC–Harris N.A.)(h)(i)	0.23%	01/01/35	$300	$300,000

Indiana (State of) Finance Authority (Indianapolis Power & Light Company); Series 2009 A, Ref. Environmental Facilities RB	4.90%	01/01/16	1,525	1,634,358

Indiana (State of) Finance Authority; Series 1999, Ref. Exempt Facilities RB(f)	5.95%	08/01/30	2,500	2,427,100

Indiana (State of) Health Facility Financing Authority (Columbus Regional Hospital); Series 1993, Ref. RB (INS–AGM)(b)	7.00%	08/15/15	1,525	1,700,878

Vigo (County of) Hospital Authority (Union Hospital, Inc.); Series 2007, Hospital RB(j)	5.75%	09/01/42	500	368,580

				9,567,713

Iowa–0.69%
Des Moines (City of); Series 2000 A, Public Parking System RB (INS–NATL/FGIC)(b)	5.75%	06/01/17	1,890	1,897,220

Iowa (State of) Tobacco Settlement Authority; Series 2005 C, Tobacco Settlement Asset-Backed RB	5.50%	06/01/42	1,500	993,390

				2,890,610

Kansas–0.71%
Kansas (State of) Development Finance Authority (Adventist Health System); Series 2009, Hospital RB	5.75%	11/15/38	2,400	2,439,216

Olathe (City of) (Catholic Care Campus, Inc.); Series 2006 A, Senior Living Facility RB	6.00%	11/15/38	675	558,131

				2,997,347

Kentucky–2.34%
Kentucky (State of) Economic Development Finance Authority (Louisville Arena Authority, Inc.); Series 2008 A-1, Sub. RB (INS–AGC)(b)	5.75%	12/01/28	1,400	1,466,178

Kentucky (State of) Economic Development Finance Authority (Owensboro Medical Health System, Inc.); Series 2010 A, Hospital Facilities RB	6.50%	03/01/45	1,500	1,432,995

Kentucky (State of) Property & Building Commission (No. 93);
Series 2009, Ref. RB (INS–AGL)(b)	5.25%	02/01/24	1,510	1,605,945

Series 2009, Ref. RB (INS–AGL)(b)	5.25%	02/01/25	1,710	1,802,101

Louisville/Jefferson (County of) Metropolitan Government (Norton Healthcare, Inc.); Series 2006, Health System RB	5.25%	10/01/36	4,000	3,543,320

				9,850,539

Louisiana–3.66%
East Baton Rouge (Parish of) (Exxon Corp.); Series 1993, Ref. VRD PCR(h)	0.16%	03/01/22	5,500	5,500,000

Lakeshore Villages Master Community Development District; Series 2007, Special Assessment RB(e)	5.25%	07/01/17	989	520,402

Louisiana (State of) Citizens Property Insurance Corp.; Series 2009 C-2, Assessment RB (INS–AGL)(b)	6.75%	06/01/26	1,900	2,165,582

Louisiana (State of) Energy & Power Authority; Series 2000, Ref. Power Project RB (INS–AGM)(b)	5.75%	01/01/12	3,000	3,130,140

Louisiana (State of) Public Facilities Authority (Entergy Louisiana LLC); Series 2010, RB	5.00%	06/01/30	1,050	1,033,337

Louisiana (State of) Rapides Finance Authority (Cleco Power LLC); Series 2007, RB(c)(d)(f)	5.25%	03/01/13	1,850	1,933,120

St. John the Baptist (Parish of) (Marathon Oil Corp.); Series 2007 A, RB	5.13%	06/01/37	1,200	1,109,580

				15,392,161

Maryland–0.89%
Maryland (State of) Economic Development Corp. (Terminal); Series 2010 B, RB	5.75%	06/01/35	940	848,914

Maryland (State of) Economic Development Corp. (Transportation Facilities); Series 2010 A, Economic Development RB	5.38%	06/01/25	665	611,428

Maryland (State of) Health & Higher Educational Facilities Authority (Mercy Medical Center); Series 2007 A, RB	5.50%	07/01/42	1,915	1,650,807

Prince George’s (County of) (National Harbor); Series 2004, Special Obligation RB	5.20%	07/01/34	750	633,637

				3,744,786

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Municipal Opportunity Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Massachusetts–2.14%
Massachusetts (State of) Bay Transportation Authority; Series 1993 A, Ref. General Transportation System RB	5.50%	03/01/12	$385	$404,654

Massachusetts (State of) Development Finance Agency (Linden Ponds Inc.);
Series 2007 A, RB	5.75%	11/15/35	400	227,960

Series 2007 A, RB	5.75%	11/15/42	475	256,453

Massachusetts (State of) Development Finance Agency (SEAMASS System); Series 2001 A, Resource Recovery RB (INS–NATL)(b)	5.63%	01/01/16	3,000	3,067,650

Massachusetts (State of) Development Finance Agency; Series 2009 B-2, Senior Living Facility RB	6.25%	06/01/14	960	943,440

Massachusetts (State of) Health & Educational Facilities Authority (Berklee College of Music); Series 2007 A, RB	5.00%	10/01/32	1,650	1,611,588

Massachusetts (State of) Health & Educational Facilities Authority (Capital Asset Program); Series 1985 E, VRD RB (LOC–Fleet National Bank)(h)(i)	0.20%	01/01/35	1,000	1,000,000

Massachusetts (State of) Health & Educational Facilities Authority (Partner HealthCare System); Series 2001 C, RB(k)	5.75%	07/01/11	965	992,560

Massachusetts (State of) Health & Educational Facilities Authority (Saint Memorial Medical Center); Series 1993 A, RB	6.00%	10/01/23	640	513,888

				9,018,193

Michigan–1.55%
Detroit (City of);
Series 2001 C-1, Ref. Sewage Disposal System Sr. Lien RB (INS–AGM)(b)	7.00%	07/01/27	2,100	2,419,011

Series 2006 C, Ref. Water Supply System Second Lien RB (INS–AGM)(b)	5.00%	07/01/26	1,000	967,680

Eastern Michigan University Board of Regents; Series 2009 B, Ref. VRD General RB (LOC–JPMorgan Chase Bank, N.A.)(h)(i)	0.24%	03/01/49	1,800	1,800,000

Michigan (State of) Kent Hospital Finance Authority (Spectrum Health System);
Series 2008 A, RB(c)(d)	5.25%	01/15/14	800	871,208

Series 2008 A, RB(c)(d)	5.50%	01/15/15	400	446,304

				6,504,203

Minnesota–0.83%
Chaska (City of); Series 2000 A, Electric RB	6.10%	10/01/30	10	10,009

Chisago (City of) (CDL Homes LLC); Series 2007, Health Care Facilities RB	6.00%	08/01/42	425	373,668

Minneapolis (City of) (Fairview Health Services);
Series 2008 A, Healthcare System RB	6.38%	11/15/23	1,700	1,877,684

Series 2008 A, Healthcare System RB	6.63%	11/15/28	1,150	1,241,563

				3,502,924

Mississippi–0.36%
Mississippi (State of) Business Finance Corp. (Chevron U.S.A. Inc.);
Series 2007 B, VRD Gulf Opportunity Zone IDR(h)	0.17%	12/01/30	1,000	1,000,000

Series 2007 C, VRD Gulf Opportunity Zone IDR(h)	0.17%	12/01/30	500	500,000

				1,500,000

Missouri–2.08%
Cape Girardeau (County of) Industrial Development Authority (Southeast Missouri Hospital Association);
Series 2002, Healthcare Facilities RB(k)	5.50%	06/01/12	1,800	1,908,450

Series 2002, Healthcare Facilities RB	5.50%	06/01/22	350	350,651

Kirkwood (City of) Industrial Development Authority (Aberdeen Heights); Series 2010 C-1, TEMPS Retirement Community IDR	7.50%	11/15/16	1,500	1,509,045

Maryland Heights (City of) (South Heights Redevelopment); Series 2007 A, Ref. Tax Allocation RB	5.50%	09/01/18	730	686,748

Missouri (State of) Health & Educational Facilities Authority (Senior Living Facilities-Lutheran);
Series 2005 A, Sr. RB	5.38%	02/01/35	1,375	1,245,516

Series 2010, RB	5.50%	02/01/42	950	820,639

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen Municipal Opportunity Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Missouri–(continued)

St. Louis (City of) Industrial Development Authority (Loughborough Commons Redevelopment); Series 2007, Ref. Tax Allocation RB	5.75%	11/01/27	$575	$507,949

St. Louis (County of) Industrial Development Authority (St. Andrew’s Resources for Seniors);
Series 2007 A, Senior Living Facilities RB	6.38%	12/01/30	615	522,252

Series 2007 A, Senior Living Facilities RB	6.38%	12/01/41	1,450	1,179,821

				8,731,071

Nebraska–0.07%
Nebraska (State of) Educational Finance Authority (Creighton University); Series 2005 B, Ref. VRD RB(h)	0.27%	12/15/12	300	300,000

Nevada–2.11%
Clark (County of) (Southwest Gas Corp.); Series 2004 A, IDR (INS–AMBAC)(b)(f)	5.25%	07/01/34	6,000	5,362,200

Reno (City of) (Renown Regional Medical Center); Series 2007 A, Hospital RB	5.25%	06/01/37	4,250	3,506,293

				8,868,493

New Hampshire–0.49%
New Hampshire (State of) Business Finance Authority (Pennichuck Water Works, Inc.); Series 1997, Water Facility RB (INS–AMBAC)(b)(f)	6.30%	05/01/22	850	851,062

New Hampshire (State of) Business Finance Authority (United Illuminating Co.);
Series 2009, PCR(c)(d)(f)	7.13%	02/01/12	675	700,988

Series 2009 A, Ref. PCR(c)(d)(f)	6.88%	02/01/12	480	499,522

				2,051,572

New Jersey–9.47%
New Jersey (State of) Economic Development Authority (Provident Group-Montclair Properties LLC–Montclair State University Student Housing); Series 2010 A, RB	5.88%	06/01/42	1,500	1,376,985

New Jersey (State of) Economic Development Authority; Series 1992, RB (INS–NATL)(b)	5.90%	03/15/21	30,000	34,535,100

Tobacco Settlement Financing Corp.; Series 2007 1A, RB	5.00%	06/01/41	6,485	3,899,560

				39,811,645

New Mexico–1.02%
Farmington (City of) (Public Service Co. of New Mexico San Juan); Series 2010 C, Ref. PCR	5.90%	06/01/40	1,900	1,807,299

New Mexico (State of) Hospital Equipment Loan Council (Presbyterian Health Care Services); Series 2008 A, Hospital RB(a)	6.38%	08/01/32	1,250	1,319,763

University of New Mexico (The Regents of); Series 2002 A, Sub. Lien RB	5.25%	06/01/21	1,125	1,173,308

				4,300,370

New York–9.87%
Brooklyn (City of) Arena Local Development Corp. (Barclays Center);
Series 2009, RB	6.25%	07/15/40	1,270	1,243,152

Series 2009, RB	6.38%	07/15/43	530	526,290

New York (City of) Industrial Development Agency (7 World Trade Center, LLC); Series 2005 B, Liberty RB	6.75%	03/01/15	2,000	2,002,380

New York (City of) Industrial Development Agency (YMCA of Greater New York); Series 1997, Civic Facility RB	5.80%	08/01/16	975	977,126

New York (City of); Series 2008 I-1, Unlimited Tax GO Bonds(a)	5.00%	02/01/26	5,500	5,663,515

New York (State of) Dormitory Authority (City University System Consolidated);
Series 1993 A, RB	5.75%	07/01/13	2,005	2,108,658

Series 1995 A, RB	5.63%	07/01/16	3,100	3,380,550

New York (State of) Dormitory Authority (Upstate Community Colleges); Series 2004 B, RB	5.25%	07/01/20	1,500	1,588,350

New York (State of) Dormitory Authority; Series 1990 B, RB	7.50%	05/15/11	590	598,809

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen Municipal Opportunity Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

New York–(continued)

New York (State of) Thruway Authority;
Series 2009 A, Personal Income Tax RB(a)	5.00%	03/15/26	$1,700	$1,792,616

Series 2009 A, Personal Income Tax RB(a)	5.00%	03/15/27	1,900	1,992,929

Series 2009 A, Personal Income Tax RB(a)	5.00%	03/15/28	1,000	1,041,990

New York (City of) Transitional Finance Authority; Series 2009 S-3, Building Aid RB	5.25%	01/15/39	1,800	1,815,498

Port Authority of New York & New Jersey (Consolidated One Hundred Forty-Fourth); Series 2006, RB(a)	5.00%	10/01/35	15,000	14,863,050

Port Authority of New York & New Jersey (JFK International Air Terminal, LLC); Series 2010, Special Obligation RB	6.00%	12/01/36	1,950	1,917,162

				41,512,075

North Carolina–5.60%
North Carolina (State of) Medical Care Commission (Southminister); Series 2007 A, First Mortgage Retirement Facilities RB	5.75%	10/01/37	705	586,630

North Carolina (State of) Municipal Power Agency No. 1 (Indexed Caps); Series 1992, Electric RB (INS–NATL)(b)	6.00%	01/01/12	22,000	22,974,600

				23,561,230

North Dakota–0.22%
McLean (County of) (Great River Energy); Series 2010 B, Solid Waste Facilities RB	5.15%	07/01/40	1,000	931,380

Ohio–6.97%
Cuyahoga (County of) (Eliza Jennings Senior Care Network); Series 2007 A, Health Care & Independent Living Facilities RB	5.75%	05/15/27	400	346,184

Lorain (County of) (Catholic Healthcare Partners);
Series 2002, Hospital RB	5.38%	10/01/30	500	484,955

Series 2003 C-1, Ref. Hospital RB (INS–AGM)(a)(b)	5.00%	04/01/24	3,000	3,043,230

Series 2006 A, Hospital RB (INS–AGM)(a)(b)	5.00%	02/01/24	2,750	2,790,095

Series 2006 B, Hospital RB (INS–AGM)(a)(b)	5.00%	02/01/24	2,775	2,815,487

Lucas (County of) (Promedica Healthcare); Series 2011 A, Hospital RB	5.75%	11/15/31	1,000	1,002,280

Montgomery (County of) (Catholic Health); Series 2006 C-1, RB (INS–AGM)(a)(b)	5.00%	10/01/41	1,625	1,492,936

Montgomery (County of) (Miami Valley Hospital);
Series 2009 A, RB	6.00%	11/15/28	1,475	1,520,268

Series 2009 A, RB	6.25%	11/15/39	925	950,419

Ohio (State of) Air Quality Development Authority (FirstEnergy Generation Corp.);
Series 2006, Ref. PCR(c)(d)	2.25%	06/03/13	3,000	2,957,130

Series 2009 C, Ref. PCR	5.63%	06/01/18	2,600	2,776,566

Ohio (State of) Air Quality Development Authority (Ohio Power Co. Galvin); Series 2010 A, Ref. RB(c)(d)(f)	2.88%	08/01/14	2,000	1,993,700

Ohio (State of) Higher Educational Facility Commission (Summa Health System); Series 2010, Hospital Facilities RB	5.75%	11/15/35	1,480	1,347,584

Ohio (State of) Higher Educational Facility Commission (University Hospitals Health System, Inc.); Series 2009 A, RB	6.75%	01/15/39	1,900	1,953,808

Ohio (State of) Housing Finance Agency (Mortgage-Backed Securities Program);
Series 2008 D, Residential Mortgage RB (INS–GNMA/FNMA/FHLMC)(a)(b)(f)	5.30%	09/01/28	776	777,342

Series 2008 D, Residential Mortgage RB (INS–GNMA/FNMA/FHLMC)(a)(b)(f)	5.40%	03/01/33	616	609,741

Series 2008 F, Residential Mortgage RB (INS–GNMA/FNMA/FHLMC)(a)(b)	5.50%	09/01/39	1,417	1,437,547

Ohio (State of) Water Development Authority (FirstEnergy Nuclear Generation Corp.); Series 2009 A, Ref. PCR(c)(d)	5.88%	06/01/16	950	1,023,293

				29,322,565

Oklahoma–0.85%
Chickasaw Nation (City of); Series 2007, Health System RB(j)	6.25%	12/01/32	1,375	1,425,229

McAlester Public Works Authority; Series 2002, Utility System CAB RB (INS–AGM)(b)(g)	0.00%	02/01/34	3,970	1,162,455

Tulsa (County of) Industrial Authority (Montereau, Inc); Series 2010 A, Senior Living Community RB	7.13%	11/01/30	1,000	978,980

				3,566,664

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen Municipal Opportunity Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Oklahoma–(continued)
Pennsylvania–3.72%
Delaware River Port Authority; Series 2010 D, RB	5.00%	01/01/35	$950	$936,918

Franklin (County of) Industrial Development Authority (Chambersburg Hospital); Series 2010, RB	5.38%	07/01/42	1,800	1,646,460

Pennsylvania (State of) Turnpike Commission;
Series 2010 B2, Sub. CAB RB(g)(m)	5.75%	12/01/28	2,100	1,615,656

Series 2010 B2, Sub. CAB RB(g)(m)	6.00%	12/01/34	1,300	990,418

Philadelphia (City of), Pennsylvania Authority for Industrial Development (NewCourtland Elder Services); Series 2003, VRD RB (LOC–PNC Bank, N.A.)(h)(i)	0.20%	03/01/27	2,080	2,080,000

Susquehanna Area Regional Airport Authority;
Series 2003 A, Airport System RB (INS–AMBAC)(b)(f)	5.38%	01/01/21	3,000	3,009,150

Series 2003 A, Airport System RB (INS–AMBAC)(b)(f)	5.38%	01/01/22	5,415	5,383,864

				15,662,466

Puerto Rico–3.17%
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2010 CCC, Power RB	5.25%	07/01/27	2,100	2,026,164

Series 2010 XX, Power RB	5.25%	07/01/40	1,900	1,657,237

Puerto Rico (Commonwealth of) Sales Tax Financing Corp.;
Series 2009 A, First Sub. Sales Tax RB(c)(d)(k)	5.00%	08/01/11	2,675	2,728,018

Series 2010 A, First Sub. Sales Tax RB	5.38%	08/01/39	1,900	1,758,298

Series 2010 A, First Sub. Sales Tax RB	5.50%	08/01/42	2,100	1,971,879

Series 2010 C, First Sub. Sales Tax RB	5.25%	08/01/41	3,500	3,166,310

				13,307,906

South Carolina–4.98%
Charleston (County of) Educational Excellence Finance Corp. (Charleston County School District);
Series 2005, RB(a)	5.25%	12/01/25	2,500	2,561,050

Series 2005, RB(a)	5.25%	12/01/26	7,500	7,644,675

South Carolina (State of) Jobs-Economic Development Authority (Electric & Gas Co.);
Series 2002 A, IDR (INS–AMBAC)(b)	5.20%	11/01/27	5,000	5,009,950

Series 2002 B, IDR (INS–AMBAC)(b)(f)	5.45%	11/01/32	3,750	3,486,337

South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health Alliance); Series 2003 A, Ref. Hospital Facilities RB	6.25%	08/01/31	1,840	1,840,294

South Carolina (State of) Jobs-Economic Development Authority (Woodlands at Furman); Series 2007 A, RB	6.00%	11/15/27	725	414,715

				20,957,021

Tennessee–1.71%
Chattanooga (City of) Health Educational & Housing Facility Board (CDFI Phase I, LLC); Series 2005 A, Ref. Sr. RB	5.13%	10/01/35	1,750	1,441,668

Elizabethton (City of) Health & Educational Facilities Board; Series 2000 B, Ref. & Improvement First Mortgage RB(k)	8.00%	07/01/12	2,000	2,214,260

Johnson City (City of) Health & Educational Facilities Board (Mountain States Health Alliance); Series 2000 A, Ref. First Mortgage Hospital RB(k)	7.50%	07/01/12	1,000	1,100,840

Shelby (County of) Health Educational & Housing Facilities Board (Methodist Healthcare); Series 2004 B, RB (INS–AGM)(a)(b)	5.25%	09/01/27	2,400	2,432,976

				7,189,744

Texas–24.52%
Alliance Airport Authority, Inc. (Federal Express Corp.); Series 2006, Ref. Special Facilities RB(f)	4.85%	04/01/21	1,450	1,444,678

Dallas (City of) Civic Center Convention Complex;
Series 2009, Ref. & Improvement RB (INS–AGL)(b)	5.00%	08/15/18	1,150	1,243,599

Series 2009, Ref. & Improvement RB (INS–AGL)(b)	5.00%	08/15/19	1,350	1,449,508

Dallas (County of) Flood Control District No. 1; Series 2002, Ref. Unlimited Tax GO Bonds	6.75%	04/01/16	615	650,233

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen Municipal Opportunity Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Texas–(continued)

Dallas-Fort Worth (Cities of) International Airport Facilities Improvement Corp.;
Series 2000 A, Joint Airport RB (INS–NATL/FGIC)(b)(f)	5.75%	11/01/30	$4,000	$4,002,560

Series 2001 A, Ref. & Improvement Airport RB (INS–BHAC/FGIC)(b)(f)	5.50%	11/01/31	5,500	5,435,980

Series 2002 C, Joint Airport RB (INS–NATL)(b)(f)	5.75%	11/01/18	650	652,294

Series 2002 C, Joint Airport RB (INS–NATL)(b)(f)	6.00%	11/01/23	1,225	1,229,594

Series 2003 A, Joint Airport RB (INS–AGM)(b)(f)	5.50%	11/01/21	8,000	8,307,440

El Paso (County of) Hospital District; Series 2008 A, Limited Tax GO Bonds (INS–AGL)(a)(b)	5.00%	08/15/37	4,850	4,687,622

Harris (County of) (Toll Road); Series 2009 A, Sr. Lien RB(a)	5.00%	08/15/32	1,930	1,937,238

Harris (County of) Health Facilities Development Corp. (Baylor College of Medicine); Series 2007 B, VRD Hospital RB (LOC: JPMorgan Chase Bank)(h)(i)	0.19%	11/15/47	900	900,000

Harris (County of) Health Facilities Development Corp. (Memorial Hermann Healthcare System);
Series 2001 A, Hospital RB(k)	6.38%	06/01/11	2,000	2,050,880

Series 2008 B, Ref. Hospital RB	7.25%	12/01/35	750	814,642

Harris (County of) Industrial Development Corp. (Deer Park Refining Limited Partnership); Series 2006, Solid Waste Disposal RB	5.00%	02/01/23	950	955,282

Houston (City of);
Series 2000 A, Sub. Lien Airport System RB (INS–AGM)(b)(f)	5.63%	07/01/30	3,000	2,999,760

Series 2002, Sub. Lien Airport System RB (INS–AGM)(b)	5.50%	07/01/20	2,000	2,103,360

Series 2002 A, Sub. Lien Airport System RB (INS–AGM)(b)(f)	5.13%	07/01/32	10,000	9,347,100

Series 2007 A, Ref. Utility System RB (INS–AGM)(a)(b)	5.00%	11/15/36	7,825	7,762,870

Judson Independent School District (School Building); Series 2008, Unlimited Tax GO Bonds (INS–AGL)(a)(b)	5.00%	02/01/37	3,030	2,963,128

Lower Colorado River Authority; Series 2010 A, Ref. RB	5.00%	05/15/40	1,500	1,395,570

Lufkin (City of) Health Facilities Development Corp. (Memorial Health System of East Texas); Series 2007, Health System RB	5.50%	02/15/37	1,250	1,037,312

Matagorda (County of) Navigation District No. 1 (CenterPoint Energy Houston Electric, LLC); Series 2004, Ref. Collateralized RB(c)(d)	5.60%	03/01/27	1,000	983,920

McLennan (County of) Public Facility Corp.; Series 2009, RB	6.63%	06/01/35	1,125	1,186,144

North Central Texas Health Facility Development Corp. (Children’s Medical Center of Dallas); Series 2002, RB (INS–AMBAC)(b)	5.25%	08/15/32	5,900	5,802,945

North Texas Tollway Authority;
Series 2008 B, Ref. First Tier System RB	6.00%	01/01/26	1,000	1,046,650

Series 2008 B, Ref. First Tier System RB	6.00%	01/01/27	1,000	1,045,480

Series 2008 B, Ref. First Tier System RB	5.63%	01/01/28	1,000	1,024,710

Series 2008 F, Ref. Second Tier System RB	5.75%	01/01/33	2,650	2,560,324

Series 2008 L-2, Ref. First Tier System RB(c)(d)	6.00%	01/01/13	1,350	1,453,113

Tarrant (County of) Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.);
Series 2007, Retirement Facility RB	5.63%	11/15/27	1,000	871,880

Series 2007, Retirement Facility RB	5.75%	11/15/37	2,600	2,160,262

Tarrant (County of) Cultural Education Facilities Finance Corp. (Buckner Retirement Services, Inc.); Series 2007, Retirement Facility RB	5.25%	11/15/37	4,000	3,554,200

Tarrant (County of) Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home);
Series 2007, Retirement Facility RB	5.75%	02/15/25	400	327,436

Series 2009 B-2, Retirement Facility RB	6.50%	02/15/14	1,150	1,116,937

Tarrant (County of) Cultural Education Facilities Finance Corp. (CHRISTUS Health); Series 2008 A, Ref. RB (INS–AGL)(b)	6.25%	07/01/28	3,000	3,136,620

Texas (State of) (Transportation Commission–Mobility Fund); Series 2008, Unlimited Tax GO Bonds(a)	5.00%	04/01/28	5,400	5,647,212

Texas (State of) Gulf Coast Waste Disposal Authority (Waste Management); Series 2006 D, RB(f)	4.55%	04/01/12	1,000	1,009,680

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen Municipal Opportunity Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Texas–(continued)

Texas (State of) Private Activity Surface Transportation Corp. (North Transit Express Mobility); Series 2009, Sr. Lien RB	6.88%	12/31/39	$1,430	$1,447,832

Texas A&M University Board of Regents; Series 2009 A, Financing System RB	5.00%	05/15/29	3,000	3,138,540

Tyler (City of) Health Facilities Development Corp. (East Texas Medical Center Regional Healthcare System); Series 2007 A, Ref. & Improvement Hospital RB	5.38%	11/01/37	2,750	2,235,750

				103,120,285

Utah–0.66%
Utah (State of) Charter School Finance Authority (Summit Academy); Series 2007 A, Charter School RB	5.80%	06/15/38	730	585,197

Utah (State of) Mountain Regional Water Special Service District; Series 2003, Ref. Water RB (INS–NATL)(b)	5.00%	12/15/33	2,380	2,197,192

				2,782,389

Virgin Islands–0.40%
Virgin Islands Public Finance Authority (Matching Fund Loan Note); Series 2010 A, Sr. Lien Working Capital RB	5.00%	10/01/25	1,700	1,677,747

Virginia–0.46%
Peninsula Town Center Community Development Authority; Series 2007, Special Obligations RB	6.35%	09/01/28	743	692,565

White Oak Village Shops Community Development Authority; Series 2007, Special Assessment RB	5.30%	03/01/17	1,228	1,231,119

				1,923,684

Washington–6.74%
Bellevue (City of) Convention Center Authority (Compound Interest); Series 1994, Ref. Special Obligation CAB RB (INS–NATL)(b)(g)	0.00%	02/01/25	9,850	4,759,520

Chelan (County of) Public Utility District No 1 (Hydro); Series 2001, Consolidated RB (INS–BHAC/NATL)(a)(b)(c)(f)	5.60%	01/01/36	7,500	7,337,025

Energy Northwest (Columbia Generating Station); Series 2001 A, Ref. Electric RB (INS–AGM)(b)	5.50%	07/01/16	5,000	5,128,900

Energy Northwest (Washington State Public Power Supply System Nuclear); Series 1993 C, CAB RB (INS–NATL/IBC)(b)(g)	0.00%	07/01/14	5,125	4,798,435

Kalispel Tribe Indians; Series 2008, Priority District Washington RB	6.63%	01/01/28	1,250	1,081,450

Spokane (City of) Public Facilities District; Series 2003, RB (INS–NATL)(b)	5.25%	09/01/33	3,000	2,961,000

Washington (State of) Health Care Facilities Authority (Swedish Health Services); Series 2011 A, Health Care Facilities Authority RB	6.25%	11/15/41	950	950,598

Washington (State of) Housing Finance Commission (Custodial Receipts Wesley Homes); Series 2008, Non-Profit RB(j)	6.00%	01/01/27	1,440	1,307,131

				28,324,059

West Virginia–1.20%
Ohio (County of) (Fort Henry Centre Financing District); Series 2007 A, Tax Allocation RB	5.85%	06/01/34	500	428,275

Pleasants (County of) (County Commission Allegheny); Series 2007 F, Ref. PCR	5.25%	10/15/37	855	760,873

West Virginia (State of) Hospital Finance Authority (Thomas Health System, Inc.);
Series 2008, Hospital RB	6.00%	10/01/20	1,000	973,680

Series 2008, Hospital RB	6.25%	10/01/23	1,025	976,487

West Virginia (State of) Hospital Finance Authority (West Virginia United Health System Obligated Group);
Series 2009 C, Ref. & Improvement Hospital RB	5.50%	06/01/34	1,000	988,270

Series 2009 C, Ref. & Improvement Hospital RB	5.50%	06/01/39	955	925,643

				5,053,228

Wisconsin–2.39%
Southeast Wisconsin Professional Baseball Park District; Series 1998 A, Ref. Sales Tax RB(k)(i)	5.50%	12/15/20	1,500	1,745,580

Superior (City of) (Superior Water, Light & Power Company);
Series 2007 A, Ref. Collateralized Utility RB(f)	5.38%	11/01/21	425	428,876

Series 2007 B, Collateralized Utility RB(f)	5.75%	11/01/37	385	362,978

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen Municipal Opportunity Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Wisconsin–(continued)

Wisconsin (State of) Health & Educational Facilities Authority (Aurora Health Care, Inc.); Series 2009 B, RB(c)(d)	4.75%	08/15/14	$1,000	$1,057,830

Wisconsin (State of) Health & Educational Facilities Authority (Prohealth Care, Inc. Obligated Group); Series 2009, RB	6.63%	02/15/39	1,270	1,331,912

Wisconsin (State of) Housing & Economic Development Authority;
Series 2008 A, Home Ownership RB(a)(f)	5.30%	09/01/23	2,400	2,458,296

Series 2008 A, Home Ownership RB(a)(f)	5.50%	09/01/28	1,635	1,645,644

Wisconsin (State of); Series 2009 A, General Appropriation RB	5.38%	05/01/25	950	1,018,486

				10,049,602

Wyoming–0.34%
Sweetwater (County of) (Idaho Power Co.); Series 2006, Ref. PCR	5.25%	07/15/26	1,100	1,137,235

Uinta (County) (Chevron U.S.A. Inc.); Series 1993, Ref. VRD PCR(h)	0.17%	08/15/20	300	300,000

				1,437,235

TOTAL INVESTMENTS(n)–173.97% (Cost $747,380,880)				731,672,768

FLOATING RATE NOTE OBLIGATIONS–(23.99%)
Notes with interest rates ranging from 0.26% to 0.41% at 02/28/11 and contractual maturities of collateral ranging from 09/01/23 to 10/01/41 (See Note 1J)(o)				(100,895,000)

PREFERRED SHARES–(52.55%)				(221,000,000)

OTHER ASSETS LESS LIABILITIES–2.57%				10,797,468

NET ASSETS APPLICABLE TO COMMON SHARES–100.00%				$420,575,236

Investment Abbreviations:

ACA	– ACA Financial Guaranty Corp.
AGC	– Assured Guaranty Corp.
AGL	– Assured Guaranty Ltd.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.*
BHAC	– Berkshire Hathaway Assurance Corp.
CAB	– Capital Appreciation Bond
COP	– Certificates of Participation
FGIC	– Financial Guaranty Insurance Co.
FHA	– Federal Housing Administration
FHLMC	– Federal Home Loan Mortgage Corp.
FNMA	– Federal National Mortgage Association
GNMA	– Government National Mortgage Association
GO	– General Obligation
IBC	– International Bancshares Corp.
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
LOC	– Letter of Credit
MFH	– Multi-Family Housing
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
RB	– Revenue Bonds
Ref.	– Refunding
SGI	– Syncora Guarantee, Inc.
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
TEMPS	– Tax-Exempt Mandatory Paydown Securities
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Underlying security related to Dealer Trusts entered into by the Trust. See Note 1J.
(b)	Principal and/or interest payments are secured by the bond insurance company listed.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2011.
(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(e)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at February 28, 2011 was $759,670, which represented 0.18% of the Trust’s Net Assets.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Van Kampen Municipal Opportunity Trust

(f)	Security subject to the alternative minimum tax.
(g)	Zero coupon bond issued at a discount.
(h)	Demand security payable upon demand by the Trust at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2011.
(i)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(j)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2011 was $4,796,211, which represented 1.00% of the Trust’s Net Assets.
(k)	Advance refunded.
(l)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(m)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(n)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage

National Public Finance Guarantee Corp.	20.71%

Assured Guaranty Municipal Corp.	11.92

American Municipal Bond Assurance Corp.*	5.79

(o)	Floating rate note obligations related to securities held. The interest rates shown reflect the rates in effect at February 28, 2011. At February 28, 2011, the Trust’s investments with a value of $169,574,773 are held by Dealer Trusts and serve as collateral for the $100,895,000 in the floating rate note obligations outstanding at that date.
*	AMBAC filed for bankruptcy on November 8, 2010.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Van Kampen Municipal Opportunity Trust

Statement of Assets and Liabilities

February 28, 2011

Assets:
Investments, at value (Cost $747,380,880)	$731,672,768

Receivable for:
Investments sold	5,393,813

Interest	11,273,181

Trust expenses absorbed	8,846

Total assets	748,348,608

Liabilities:
Floating rate note obligations	100,895,000

Payable for:
Investments purchased	923,381

Amount due custodian	4,649,756

Income distributions — preferred and common shares	20,106

Accrued fees to affiliates	366

Accrued other operating expenses	284,763

Total liabilities	106,773,372

Preferred shares ($0.01 par value, authorized 100,000,000 shares, 8,840 issued with liquidation preference of $25,000 per share)	221,000,000

Net assets applicable to common shares	$420,575,236

Net assets applicable to common shares consist of:
Shares of beneficial interest — common shares	$503,375,822

Undistributed net investment income	13,213,563

Undistributed net realized gain (loss)	(80,306,037)

Unrealized appreciation (depreciation)	(15,708,112)

$420,575,236

Shares outstanding, $0.01 par value per common share with an unlimited number of shares authorized:
Common shares outstanding	33,787,408

Net asset value per common share	$12.45

Market value per common share	$12.51

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco Van Kampen Municipal Opportunity Trust

Statement of Operations

For the period November 1, 2010 to February 28, 2011 and the year ended October 31, 2010

	For the four
	months ended	For the year ended
	February 28,	October 31,
	2011	2010

Investment income:
Interest	$13,287,488	$41,535,490

Expenses:
Advisory fees	1,355,930	4,318,515

Administrative services fees	52,027	173,751

Custodian fees	16,647	41,151

Interest, facilities and maintenance fees	367,507	1,347,007

Transfer agent fees	6,085	73,471

Trustees’ and officers’ fees and benefits	26,854	98,149

Professional fees	100,366	115,458

Other	4,481	152,529

Total expenses	1,929,897	6,320,031

Less: Fees waived and/or expenses reimbursed	(64,217)	(454,127)

Net expenses	1,865,680	5,865,904

Net investment income	11,421,808	35,669,586

Realized and unrealized gain (loss):
Net realized gain (loss) from investment securities	(3,736,562)	(3,190,457)

Change in net unrealized appreciation (depreciation) of investment securities	(43,358,235)	29,917,103

Net realized and unrealized gain (loss)	(47,094,797)	26,726,646

Distributions to preferred shareholders from net investment income	(163,939)	(477,264)

Net increase (decrease) in net assets applicable to common shares resulting from operations	$(35,836,928)	$61,918,968

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        Invesco Van Kampen Municipal Opportunity Trust

Statement of Changes in Net Assets

For the period November 1, 2010 to February 28, 2011 and the years ended October 31, 2010 and 2009

	For the four
	months ended	For the year ended	For the year ended
	February 28,	October 31,	October 31,
	2011	2010	2009

Operations:
Net investment income	$11,421,808	$35,669,586	$38,545,491

Net realized gain (loss)	(3,736,562)	(3,190,457)	(28,879,319)

Change in net unrealized appreciation (depreciation)	(43,358,235)	29,917,103	106,472,582

Distributions to preferred shareholders from net investment income	(163,939)	(477,264)	(1,540,687)

Net increase (decrease) in net assets applicable to common shares resulting from operations	(35,836,928)	61,918,968	114,598,067

Distributions to common shareholders from net investment income	(11,618,103)	(34,639,103)	(29,673,283)

Net increase (decrease) in net assets applicable to common shares resulting from investment activities	(47,455,031)	27,279,865	84,924,784

Share transactions–net:
Increase from transactions in common shares of beneficial interest	291,974	1,088,395	771,627

Net increase (decrease) in net assets	(47,163,057)	28,368,260	85,696,411

Net assets applicable to common shares:
Beginning of period	467,738,293	439,370,033	353,673,622

End of period (includes undistributed net investment income of $13,213,563, $13,868,568, and $13,362,731, respectively)	$420,575,236	$467,738,293	$439,370,033

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22        Invesco Van Kampen Municipal Opportunity Trust

Statement of Cash Flows

For the period November 1, 2010 to February 28, 2011 and the year ended October 31, 2010

	For the four
	months ended	For the year ended
	February 28,	October 31,
	2011	2010
Net increase (decrease) in net assets applicable to common shares resulting from operations	$(35,836,928)	$61,918,968

Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by operating activities:
Purchases of investments	(28,528,667)	(76,645,667)

Proceeds from sales of investments	22,593,004	113,891,004

Net (purchases) sales of short-term investments	0	3,900,000

Amortization of premium	351,249	1,154,928

Accretion of discount	(314,755)	(1,116,204)

Net realized loss on investments	3,736,562	3,190,457

Change in unrealized (appreciation) depreciation	43,358,235	(29,917,103)

Decrease in interest receivable and other assets	985,115	953,272

Increase in trust expenses absorbed	(8,846)	0

(Increase) decrease in accrued expenses and other payables	(333,393)	67,887

(Increase) decrease in fund shares repurchase payable	0	(4,000)

Increase (decrease) in trustees’ deferred compensation and retirement plans	0	(740,534)

Total adjustments	41,838,504	14,734,040

Net cash provided by operating activities	6,001,576	76,653,008

Cash flows provided by (used in) financing activities:
Dividends paid to common shareholders from net investment income	(11,330,413)	(33,547,592)

Net proceeds from and repayments of floating rate note obligations	(1,215,000)	(7,330,000)

Retirement of preferred shares	0	(34,000,000)

Increase in custodian bank payable	4,649,756	0

Net cash provided by (used in) financing activities	(7,895,657)	(74,877,592)

Net increase (decrease) in cash	(1,894,081)	1,775,416

Cash at the beginning of the period	1,894,081	118,665

Cash at the end of the period	$—	$1,894,081

Supplemental disclosures of cash flow information
Cash paid during the period for interest, facilities and maintenance fees	$367,507	$962,415 †

†	For the year ended October 31, 2010, facilities and maintenance fees were excluded.

Notes to Financial Statements

February 28, 2011

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Municipal Opportunity Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. Effective June 1, 2010, the Trust’s name changed from Van Kampen Municipal Opportunity Trust to Invesco Van Kampen Municipal Opportunity Trust.
  On February 28, 2011, the Trust’s fiscal year-end changed from October 31 to February 28.
  The Trust’s investment objective is to seek to provide a high level of current income exempt from federal income tax, consistent with preservation of capital.
  The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

23        Invesco Van Kampen Municipal Opportunity Trust

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Securities with a demand feature exercisable within one to seven days are valued at par. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.
Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Trust may periodically participate in litigation related to Trust investments. As such, the Trust may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Trust’s net asset value and, accordingly, they reduce the Trust’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the investment adviser.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — The Trust declares and pays monthly dividends from net investment income to common shareholders. Distributions from net realized capital gain, if any, are generally paid annually and are distributed on a pro rata basis to common and preferred shareholders. The Trust may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Trust intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Trust’s taxable earnings to shareholders. As such, the Trust will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. In addition, the Trust intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends,” as defined in the Internal Revenue Code.
The Trust files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Trust is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Trust monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts, including the Trust’s servicing agreements that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Trust may purchase and sell interests in portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Trust on such interests or securities in connection with such transactions prior to the date the Trust actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase

24        Invesco Van Kampen Municipal Opportunity Trust

price. Although the Trust will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
I.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows the Trust defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
J.	Floating Rate Note Obligations — The Trust invests in inverse floating rate securities, such as Residual Interest Bonds (“RIBs”) or Tender Option Bonds (“TOBs”) for investment purposes and to enhance the yield of the Trust. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Such transactions may be purchased in the secondary market without first owning the underlying bond or by the sale of fixed rate bonds by the Trust to special purpose trusts established by a broker dealer (“Dealer Trusts”) in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The Dealer Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Trust to retain residual interest in the bonds. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. The residual interests held by the Trust (inverse floating rate investments) include the right of the Trust (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Trust, thereby collapsing the Dealer Trusts.
TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Trust or less than what may be considered the fair value of such securities.
The Trust accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Trust liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Trust records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the Dealer Trusts as a component of Interest, facilities and maintenance fees, on the Statement of Operations.
The Trust generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Trust to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and the changes in the value of such securities in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity which may cause the Trust’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Trust, the Trust will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Trust could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.
K.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.
Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Trust’s investments in municipal securities.
There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.
L.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining Auction Rate Preferred Shares and floating rate note obligations, if any.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Trust pays an advisory fee to the Adviser based on the annual rate 0.55% of the Trust’s average daily net assets including current preferred shares and leverage entered into to retire preferred shares of the Trust. Prior to June 1, 2010, Van Kampen Asset Management (“VKAM”) had voluntarily agreed to waive investment advisory fees equal to 0.10% of the average daily net assets including current preferred shares and leverage. For the period November 1, 2009 to May 31, 2010, the Trust paid an advisory fee of $2,497,895 to VKAM based on the annual rate and the Trust’s average daily net assets as discussed above.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Trust, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provides discretionary investment management services to the Trust based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit the Trust’s expenses (excluding certain items discussed below) to 1.03%. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Trust’s expenses to exceed the limit reflected above: (1) interest, facilities and maintenance

25        Invesco Van Kampen Municipal Opportunity Trust

fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Trust has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
  Prior to June 1, 2010, VKAM voluntarily waived $454,127 of advisory fees of the Trust.
  For the period November 1, 2010 to February 28, 2011 and the year ended October 31, 2010, the Adviser waived advisory fees of $64,217 and $0, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Trust has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Trust. Prior to June 1, 2010, under separate accounting services and chief compliance officer (“CCO”) employment agreements, Van Kampen Investments Inc. (“VKII”) provided accounting services and the CCO provided compliance services to the Trust. Pursuant to such agreements, the Trust paid $33,911 to VKII. For the period November 1, 2010 to February 28, 2011 and the year ended October 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees.
  Prior to June 1, 2010, under a legal services agreement, VKII provided legal services to the Trust. Pursuant to such agreement, the Trust paid $16,705 to VKII.
  Certain officers and trustees of the Trust are officers and directors of Invesco.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Trust’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 28, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the period ended February 28, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Municipal Obligations	$—	$731,672,768	$—	$731,672,768

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Trust to pay remuneration to certain Trustees and Officers of the Trust.
  For the period November 1, 2010 to February 28, 2011 and the year ended October 31, 2010, the Trust paid legal fees of $33,310 and $32,495, respectively for services rendered by Skadden, Arps, Slate, Meagher & Flom LLP, as legal counsel to the Trust. A member of that firm is a Trustee of the Trust.
  Prior to June 1, 2010, the Trust provided retirement plans for its independent trustees. Such plans were terminated and the amount owed to the trustees were distributed.

NOTE 5—Cash Balances and Borrowings

The Trust is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank & Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Trust may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
  Inverse floating rate obligations resulting from the transfer of bonds to Dealer Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fees related to inverse floating rate note obligations during the period ended February 28, 2011 were $102,175,600 and 0.72%, respectively.

26        Invesco Van Kampen Municipal Opportunity Trust

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid For the period November 1, 2010 to February 28, 2011 and the years ended October 31, 2010 and 2009:

	Four months ended	Year ended	Year ended
	February 28,	October 31,	October 31,
	2011	2010	2009

Ordinary income	$-0-	$284,450	$370,030

Tax-exempt income	11,782,043	34,831,917	31,267,312

Total distributions	$11,782,043	$35,116,367	$31,637,342

Tax Components of Net Assets at Period-End:

February 28,
2011

Undistributed ordinary income	$12,548,454

Net unrealized appreciation (depreciation) — investments	(14,514,752)

Capital loss carryforward	(80,834,288)

Shares of beneficial interest — common shares	503,375,822

Total net assets applicable to common shares	$420,575,236

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Trust’s net unrealized appreciation (depreciation) difference is attributable primarily to bond amortization/accretion and inverse floater adjustments.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Trust utilized $0 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Trust has a capital loss carryforward as of February 28, 2011 which expires as follows:

Capital Loss
Expiration	Carryforward*

February 28, 2013	$577,984

February 28, 2014	1,179,918

February 28, 2015	3,206,957

February 29, 2016	41,319,327

February 28, 2017	27,670,283

February 28, 2018	3,145,788

February 28, 2019	3,734,031

Total capital loss carryforward	$80,834,288

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Trust during the period November 1, 2010 to February 28, 2011 was $12,512,288 and $26,281,210, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$21,073,362

Aggregate unrealized (depreciation) of investment securities	(35,588,114)

Net unrealized appreciation (depreciation) of investment securities	$(14,514,752)

Cost of investments for tax purposes is $746,187,520.

27        Invesco Van Kampen Municipal Opportunity Trust

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of the sale of bonds with accretion and federal income taxes, on February 28, 2011, undistributed net investment income (loss) was decreased by $294,771, undistributed net realized gain (loss) was increased by $696 and shares of beneficial interest increased by $294,075. This reclassification had no effect on the net assets of the Trust.

NOTE 9—Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

	Four month ended	Year ended	Year ended
	February 28,	October 31,	October 31,
	2011	2010	2009

Beginning shares	33,764,765	33,684,098	33,620,065

Shares issued through dividend reinvestment	22,643	80,667	64,033

Ending shares	33,787,408	33,764,765	33,684,098

  The Board of Trustees have approved share repurchases whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

NOTE 10—Preferred Shares of Beneficial Interest

The Trust has issued Auction Rate Preferred Shares (“preferred shares”) which have a liquidation of $25,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $25,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.
  Historically, the Trust paid annual fees equivalent of 0.25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auction. Effective March 16, 2009, the Trust decreased this amount to 0.15% due to auction failures. In the future, if auctions no longer fail, the Trust may return to an annual fee payment of 0.25% of the preferred share liquidation value. These fees are included as a component of interest, facilities and maintenance fees on the Statement of Operations.
  Dividends, which are cumulative, are reset through auction procedures.

		Amount			Range of
Series	Shares†	(000’s omitted)†	Rate†	Reset Date	Dividend Rates††

A	1,950	$48,750	0.210%	03/02/2011	0.210-0.265%

B	1,950	48,750	0.210	03/25/2011	0.155-0.232

C	1,300	32,500	0.243	03/11/2011	0.221-0.276

D	1,300	32,500	0.210	03/25/2011	0.155-0.232

E	1,300	32,500	0.166	03/08/2011	0.166-0.232

F	1,040	26,000	0.243	03/11/2011	0.221-0.276

†	As of February 28, 2011.
††	For the period November 1, 2010 to February 28, 2011.

  Subsequent to February 28, 2011 and up through April 15, 2011, the Trust paid dividends to preferred shareholders at rates ranging from 0.166% to 0.243% in the aggregate amount of $29,766.
  The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.
  Beginning on February 14, 2008 and continuing through February 28, 2011, all series of preferred shares of the Trust were not successfully remarketed. As a result, the dividend rates of these preferred shares were reset to the maximum applicable rate.
  The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.
  The preferred shares are not listed on an exchange. Investors in preferred shares may participate in auctions through authorized broker-dealers; however, such broker-dealers are not required to maintain a secondary market in preferred shares, and there can be no assurance that a secondary market will develop, or if it does develop, a secondary market may not provide you with liquidity. When a preferred share auction fails, investors may not be able to sell any or all of their preferred shares and because of the nature of the market for preferred shares, investors may receive less than the price paid for their preferred shares if sold outside of the auction.

28        Invesco Van Kampen Municipal Opportunity Trust

  Transactions in preferred shares were as follows:

	Series A		Series B		Series C		Series D
	Shares	Value	Shares	Value	Shares	Value	Shares	Value

Outstanding at October 31, 2010	1,950	$48,750,000	1,950	$48,750,000	1,300	$32,500,000	1,300	$32,500,000

Shares retired	—	—	—	—	—	—	—	—

Outstanding at February 28, 2011	1,950	$48,750,000	1,950	$48,750,000	1,300	$32,500,000	1,300	$32,500,000

	Series E		Series F
	Shares	Value	Shares	Value

Outstanding at October 31, 2010	1,300	$32,500,000	1,040	$26,000,000

Shares retired	—	—	—	—

Outstanding at February 28, 2011	1,300	$32,500,000	1,040	$26,000,000

NOTE 11—Dividends

The Trust declared the following dividends from net investment income subsequent to February 28, 2011:

Declaration Date	Amount per Share	Record Date	Payable Date

March 1, 2011	$0.086	March 15, 2011	March 31, 2011

April 1, 2011	$0.086	April 15, 2011	April 29, 2011

NOTE 12—Legal Proceedings

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Pending Litigation and Regulatory Inquiries

On January 17, 2011, a Consolidated Amended Shareholder Derivative Complaint entitled Clifford Rotz, et al. v. Van Kampen Asset Management et al., was filed on behalf of Invesco Van Kampen High Income Trust II, Invesco Van Kampen Advantage Municipal Income Trust II, Invesco Van Kampen Municipal Opportunity Trust, Invesco Van Kampen Municipal Trust and Invesco Van Kampen Senior Income Trust (the “Trusts”) against Van Kampen Asset Management, Morgan Stanley and certain current and former executive officers of the Trusts (collectively, the “Defendants”) alleging that they breached their fiduciary duties to common shareholders by causing the Trusts to redeem Auction Rate Preferred Securities (“ARPS”) at their liquidation value. Specifically, the shareholders claim that the Board and officers had no obligation to provide liquidity to the ARPS shareholders, the redemptions were improperly motivated to benefit the prior adviser by preserving business relationships with the ARPS holders, i.e., institutional investors, and the market value and fair value of the ARPS were less than par at the time they were redeemed. The Complaint alleges that the redemption of the ARPS occurred at the expense of the Trusts and their common shareholders. This Complaint amends and consolidates two separate complaints that were filed by Clifford T. Rotz, Jr., Robert Fast and Gene Turban on July 22, 2010, and by Harry Suleski, Leon McDermott, Marilyn Morrison and John Johnson on August 3, 2010. Each of the Trusts initially received a demand letter from the plaintiffs on April 8, 2010. Plaintiffs seek judgment that: 1) orders Defendants to refrain from redeeming any ARPS at their liquidation value using Trust assets; 2) awards monetary damages against all Defendants, individually, jointly or severally, in favor of the Trusts, for all losses and damages allegedly suffered as a result of the redemptions of ARPS at their liquidation value; 3) grants appropriate equitable relief to remedy the Defendants’ breaches of fiduciary duties; and 4) awards to Plaintiffs the costs and disbursements of the action. The Board has formed a committee to investigate these claims and make a recommendation to the Board regarding whether pursuit of these claims is in the best interests of the Trusts. A Stipulation and Proposed Order for Stay of Litigation was filed on March 9, 2011, and subsequently approved by the Court, moving the due date for responses to the Complaint to June 16, 2011. Plaintiffs also filed a letter with the Court requesting postponement of a status hearing to June 27, 2011.
  Management of Invesco and the Trust believe that the outcome of the proceedings described above will have no material adverse effect on the Trust or on the ability of Invesco to provide ongoing services to the Trust.

29        Invesco Van Kampen Municipal Opportunity Trust

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Trust outstanding throughout the periods indicated.

	Four months ended
	February 28,		Year ended October 31,
	2011		2010	2009	2008	2007	2006

Net asset value per common share, beginning of period	$13.85		$13.04	$10.52	$15.46	$16.61	$16.52

Net investment income(a)	0.34		1.06	1.15	1.26	1.17	1.11

Net realized and unrealized gains (losses)	(1.40)		0.79	2.30	(5.07)	(1.17)	0.49

Distributions paid to preferred shareholders:
Net investment income	(0.00)		(0.01)	(0.05)	(0.30)	(0.37)	(0.31)

Net realized gain	-0-		-0-	-0-	-0-	-0-	(0.04)

Total income (loss) from investment operations	(1.06)		1.84	3.40	(4.11)	(0.37)	1.25

Distributions paid to common shareholders:
Net investment income	(0.34)		(1.03)	(0.88)	(0.83)	(0.78)	(0.81)

Net realized gain	-0-		-0-	-0-	-0-	-0-	(0.35)

Net asset value per common share, end of period	$12.45		$13.85	$13.04	$10.52	$15.46	$16.61

Market value, end of period	$12.51		$14.51	$13.23	$10.10	$14.30	$14.70

Total return at net asset value(b)	(7.65)%		14.58%

Total return at market value(c)	(11.43)%		18.32%	41.33%	(24.86)%	2.40%	10.76%

Net assets applicable to common shares at end of the period (000’s omitted)	$420,575		$467,738	$439,370	$353,674	$524,862	$567,539

Portfolio turnover(d)	2%		10%	14%	57%	23%	20%

Ratios/supplemental data based on average net assets applicable to common shares:
Ratio of expenses:
With fee waivers and/or expense reimbursements(e)	1.32	%(f)	1.30%	1.54%	2.11%	2.03%	1.36%

With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees(e)(h)	1.06	%(f)	1.08%	1.17%	1.03%	1.03%	1.25%

Without fee waivers and/or expense reimbursements(e)	1.37	%(f)	1.40%	1.73%	2.28%	2.18%	1.36%

Ratio of net investment income before preferred share dividends	8.13	%(f)	7.88%	9.92%	8.92%	7.30%	6.86%

Preferred share dividends	0.11	%(f)	0.11%

Ratio of net investment income after preferred share dividends	8.02	%(f)	7.77%	9.53%	6.78%	4.99%	4.92%

Senior securities:
Total preferred shares outstanding	8,840		8,840	10,200	10,880	13,600	13,600

Total amount of preferred shares outstanding (000’s omitted)	$221,000		$221,000	$255,000	$272,000	$340,000	$340,000

Asset coverage per preferred share(g)	$72,576		$77,912	$68,078	$57,538	$63,629	$66,761

Liquidating preference per preferred share	$25,000		$25,000	$25,000	$25,000	$25,000	$25,000

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(c)	Total return based on common share market price assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is not annualized for period less than one year, if applicable.
(e)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(f)	Ratios are annualized and based on average net assets applicable to common shares (000’s omitted) of $427,165.
(g)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares) from the Trust’s total assets and dividing by the number of preferred shares outstanding.
(h)	For the years ended October 31, 2010 and prior, ratio does not exclude facilities and maintenance fees.

30        Invesco Van Kampen Municipal Opportunity Trust

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Invesco Van Kampen Municipal Opportunity Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen Municipal Opportunity Trust (hereafter referred to as the “Trust”) at February 28, 2011, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the period ended February 28, 2011 and the year ended October 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Trust for the periods ended October 31, 2009 and prior were audited by other independent auditors whose report dated December 21, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

April 21, 2011
Houston, Texas

31        Invesco Van Kampen Municipal Opportunity Trust

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Trust designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for period ended February 28, 2011:

Federal and State Income Tax

Qualified Dividend Income*	0.0%
Corporate Dividends Received Deduction*	0.0%
Tax Exempt Interest Dividends*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

32        Invesco Van Kampen Municipal Opportunity Trust

Trustees and Officers
The address of each trustee and officer is 1555 Peachtree, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund
			Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Colin Meadows — 1971 Trustee, President and Principal Executive Officer	2010	Chief Administrative Officer, Invesco Advisers, Inc., since 2006; Prior to 2006, Senior Vice President of business development and mergers and acquisitions at GE Consumer Finance; Prior to 2005, Senior Vice President of strategic planning and technology at Wells Fargo Bank; From 1996 to 2003, associate principal with McKinsey & Company, focusing on the financial services and venture capital industries, with emphasis in banking and asset management sectors.	18	None

Independent Trustees

Wayne M. Whalen[1] — 1939 Trustee and Chair	1992	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	227	Director of the Abraham Lincoln Presidential Library Foundation

David C. Arch — 1945 Trustee	1992	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	227	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Jerry D. Choate — 1938 Trustee	2003	From 1995 to 1999, Chairman and Chief Executive Officer of the Allstate Corporation (‘‘Allstate’’) and Allstate Insurance Company. From 1994 to 1995, President and Chief Executive Officer of Allstate. Prior to 1994, various management positions at Allstate.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director since 1998 and member of the governance and nominating committee, executive committee, compensation and management development committee and equity award committee, of Amgen Inc., a biotechnological company. Director since 1999 and member of the nominating and governance committee and compensation and executive committee, of Valero Energy Corporation, a crude oil refining and marketing company. Previously, from 2006 to 2007, Director and member of the compensation committee and audit committee, of H&R Block, a tax preparation services company.

Rodney Dammeyer — 1940 Trustee	1992	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	227	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

[1]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Trustees and Officers – (continued)

	Trustee	Principal Occupation(s)	Number of	Other
	and/or	During Past 5 Years	Funds in	Directorship(s)
Name, Year of Birth and	Officer		Fund	Held by Trustee
Position(s) Held with the	Since		Complex
Trust			Overseen by
			Trustee

Independent Trustees

Linda Hutton Heagy — 1948 Trustee	2003	Prior to June 2008, Managing Partner of Heidrick & Struggles, the second largest global executive search firm, and from 2001-2004, Regional Managing Director of U.S. operations at Heidrick & Struggles. Prior to 1997, Managing Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company, with oversight for treasury management operations including all non-credit product pricing. Prior to 1990, experience includes Executive Vice President of The Exchange National Bank with oversight of treasury management including capital markets operations, Vice President of Northern Trust Company and an Associate at Price Waterhouse.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Prior to 2010, Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy — 1952 Trustee	2003	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr — 1935 Trustee	1992	Retired. Previous member of the City Council and Mayor of Lake Forest, Illinois from 1988 through 2002. Previous business experience from 1981 through 1996 includes President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company, President and Chief Executive Officer of Grabill Aerospace, and President of Custom Technologies Corporation. United States Naval Officer from 1960 through 1981, with responsibilities including Commanding Officer of United States Navy destroyers and Commander of United States Navy Destroyer Squadron Thirty-Three, White House experience in 1973 through 1975 as military aide to Vice Presidents Agnew and Ford and Naval Aid to President Ford, and Military Fellow on the Council of Foreign Relations in 1978-through 1979.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Jack E. Nelson — 1936 Trustee	2003	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein — 1940 Trustee	1994	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	227	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Suzanne H. Woolsey, Ph.D. — 1941 Trustee	2003	Chief Communications Officer of the National Academy of Sciences and Engineering and Institute of Medicine/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council from 1989 to 1993. Prior to 1980, experience includes Partner of Coopers & Lybrand (from 1980 to 1989), Associate Director of the US Office of Management and Budget (from 1977 to 1980) and Program Director of the Urban Institute (from 1975 to 1977).	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Independent Director and audit committee chairperson of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Independent Director and member of audit and governance committees of Fluor Corp., a global engineering, construction and management company, since January 2004. Director of Intelligent Medical Devices, Inc., a private company which develops symptom-based diagnostic tools for viral respiratory infections. Advisory Board member of ExactCost LLC, a private company providing activity-based costing for hospitals, laboratories, clinics, and physicians, since 2008.

Trustees and Officers – (continued)

	Trustee	Principal Occupation(s)	Number of	Other
	and/or	During Past 5 Years	Funds in	Directorship(s)
Name, Year of Birth and	Officer		Fund	Held by Trustee
Position(s) Held with the	Since		Complex
Trust			Overseen by
Trustee

Independent Trustees

Chairperson of the Board of Trustees of the Institute for Defense Analyses, afederally funded research and development center, since 2000. Trustee from 1992 to 2000 and 2002 to present, current chairperson of the finance committee, current member of the audit committee, strategic growth committee and executive committee, and former Chairperson of the Board of Trustees (from 1997 to 1999), of the German Marshall Fund of the United States, a public foundation. Lead Independent Trustee of the Rocky Mountain Institute, a non-profit energy and environmental institute; Trustee since 2004. Chairperson of the Board of Trustees of the Colorado College; Trustee since 1995. Trustee of California Institute of Technology. Previously, Independent Director and member of audit committee and governance committee of Neurogen Corporation from 1998 to 2006; and Independent Director of Arbros Communications from 2000 to 2002

Other Officers

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2010	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2010	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Trustees and Officers – (continued)

	Trustee	Principal Occupation(s)	Number of	Other
Name, Year of Birth and	and/or	During Past 5 Years	Funds in	Directorship(s)
Position(s) Held with the	Officer		Fund Complex	Held by
Trust	Since		Overseen by	Trustee
Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2010	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Sheri Morris — 1964 Vice President, Principal Financial Officer and Treasurer	2010	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2010	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2010	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

Office of the Fund	Investment Adviser	Auditors	Custodian
1555 Peachtree Street, N.E.	Invesco Advisers, Inc.	PricewaterhouseCoopers LLP	State Street Bank and Trust Company
Atlanta, GA 30309	1555 Peachtree Street, N.E.	1201 Louisiana Street, Suite 2900	225 Franklin
	Atlanta, GA 30309	Houston, TX 77002-5678	Boston, MA 02110-2801

Counsel to the Fund	Transfer Agent
Skadden, Arps, Slate, Meagher & Flom, LLP	Computershare Trust Company, N.A.
155 West Wacker Drive	P.O. Box 43078
Chicago, IL 60606	Providence, RI 02940-3078

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Trust holdings and proxy voting information
The Trust provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Trust’s semiannual and annual reports to shareholders. For the first and third quarters, the Trust files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. Shareholders can also look up the Trust’s Forms N-Q on the SEC website at sec.gov. Copies of the Trust’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the Trust is 811-06567.
     A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Trust voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website at sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-CE-MOPP-AR-1	Invesco Distributors, Inc.

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy. Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy are “independent” within the meaning of that term as used in Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
          Fees Billed by PWC Related to the Registrant
          PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Percentage of Fees
		Billed Applicable		Percentage of Fees
		to Non-Audit		Billed Applicable to
		Services Provided		Non-Audit Services
	Fees Billed for	for fiscal year end	Fees Billed for	Provided for fiscal
	Services Rendered	2/28/2011 Pursuant	Services Rendered	year end 10/31/2010
	to the Registrant	to Waiver of Pre-	to the Registrant for	Pursuant to Waiver
	for fiscal year end	Approval	fiscal year end	of Pre-Approval
	2/28/2011	Requirement(1)	10/31/2010	Requirement(1)
Audit Fees	$19,250	N/A	$35,000	N/A
Audit-Related Fees(2)	$4,000	0%	$0	0%
Tax Fees(3)	$2,300	0%	$4,300	0%
All Other Fees(4)	$1,667	0%	$0	0%

Total Fees	$27,217	0%	$39,300	0%
PWC billed the Registrant aggregate non-audit fees of $7,967 for the fiscal year ended February 28, 2011, and $4,300 for the fiscal year ended October 31, 2010, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Audit-Related fees for the fiscal year end February 28, 2011 includes fees billed for agreed upon procedures related to auction rate preferred securities.

(3)	Tax fees for the fiscal year end February 28, 2011 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end October 31, 2010 includes fees billed for reviewing tax returns.

(4)	All Other fees for the fiscal year end February 28, 2011 includes fees billed for completing professional services related to benchmark analysis.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
          PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-		Fees Billed for Non-
	Audit Services		Audit Services
	Rendered to Invesco	Percentage of Fees	Rendered to Invesco	Percentage of Fees
	and Invesco	Billed Applicable to	and Invesco	Billed Applicable to
	Affiliates for fiscal	Non-Audit Services	Affiliates for fiscal	Non-Audit Services
	year end 2/28/2011	Provided for fiscal	year end 10/31/2010	Provided for fiscal
	That Were Required	year end 2/28/2011	That Were Required	year end 10/31/2010
	to be Pre-Approved	Pursuant to Waiver	to be Pre-Approved	Pursuant to Waiver
	by the Registrant’s	of Pre-Approval	by the Registrant’s	of Pre-Approval
	Audit Committee	Requirement(1)	Audit Committee	Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended February 28, 2011, and $0 for the fiscal year ended October 31, 2010, for non-audit services rendered to Invesco and Invesco Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Last Amended May 4, 2010
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
(a)	The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Members of the audit committee are: Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy.

(a)	Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

I.2. PROXY POLICIES AND PROCEDURES — RETAIL

Applicable to	Retail Accounts
Risk Addressed by Policy	breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client best economic interests in voting proxies
Relevant Law and Other Sources	Investment Advisers Act of 1940
Last Tested Date
Policy/Procedure Owner	Advisory Compliance
Policy Approver	Fund Board
Approved/Adopted Date	January 1, 2010
The following policies and procedures apply to certain funds and other accounts managed by Invesco Advisers, Inc. (“Invesco”).
A. POLICY STATEMENT
Introduction
Our Belief
The Invesco Funds Boards of Trustees and Invesco’s investment professionals expect a high standard of corporate governance from the companies in our portfolios so that Invesco may fulfill its fiduciary obligation to our fund shareholders and other account holders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. Invesco believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.
In determining how to vote proxy issues, Invesco considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders’ and other account holders’ interests. Our voting decisions are intended to enhance each company’s total shareholder value over Invesco’s typical investment horizon.
Proxy voting is an integral part of Invesco’s investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of Invesco’s proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will Invesco exercise its voting power to advance its own

January 2010	I.2 — 1

commercial interests, to pursue a social or political cause that is unrelated to our clients’ economic interests, or to favor a particular client or business relationship to the detriment of others.
B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES
Proxy administration
The Invesco Retail Proxy Committee (the “Proxy Committee”) consists of members representing Invesco’s Investments, Legal and Compliance departments. Invesco’s Proxy Voting Guidelines (the “Guidelines”) are revised annually by the Proxy Committee, and are approved by the Invesco Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.
The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, Invesco uses information gathered from our own research, company managements, Invesco’s portfolio managers and outside shareholder groups to reach our voting decisions.
Generally speaking, Invesco’s investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams’ ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, Invesco gives proper consideration to the recommendations of a company’s Board of Directors.
Important principles underlying the Invesco Proxy Voting Guidelines
I. Accountability
Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. Invesco endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board’s accountability to its shareholders. Consequently, Invesco votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board or over management.
The following are specific voting issues that illustrate how Invesco applies this principle of accountability.
•	Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

January 2010	I.2 — 2

Contested director elections are evaluated on a case-by-case basis and are decided within the context of Invesco’s investment thesis on a company.
•	Director performance. Invesco withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

•	Auditors and Audit Committee members. Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Committee and holds its members accountable for the quality of the company’s financial statements and reports.

•	Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.

•	Classified boards. Invesco supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•	Supermajority voting requirements. Unless proscribed by law in the state of incorporation, Invesco votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.

•	Responsiveness. Invesco withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•	Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

January 2010	I.2 — 3

•	Shareholder access. On business matters with potential financial consequences, Invesco votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.
II. Incentives
Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. Invesco supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of an account’s investment.
Following are specific voting issues that illustrate how Invesco evaluates incentive plans.
•	Executive compensation. Invesco evaluates compensation plans for executives within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•	Equity-based compensation plans. When voting to approve or reject equity-based compensation plans, Invesco compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan’s estimated cost relative to its peer group, Invesco votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to automatically replenish shares without shareholder approval.

January 2010	I.2 — 4

•	Employee stock-purchase plans. Invesco supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•	Severance agreements. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.
III. Capitalization
Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the fund’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of Invesco’s investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.
IV. Mergers, Acquisitions and Other Corporate Actions
Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.
V. Anti-Takeover Measures
Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.
VI. Shareholder Proposals on Corporate Governance
Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate-governance standards indicate that such additional protections are warranted.

January 2010	I.2 — 5

VII. Shareholder Proposals on Social Responsibility
The potential costs and economic benefits of shareholder proposals seeking to amend a company’s practices for social reasons are difficult to assess. Analyzing the costs and economic benefits of these proposals is highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over Invesco’s typical investment horizon. Therefore, Invesco abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature.
VIII. Routine Business Matters
Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board’s discretion on these items. However, Invesco votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco votes against proposals to conduct other unidentified business at shareholder meetings.
Summary
These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders and other account holders insight into the factors driving Invesco’s decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds and other accounts that own the company’s stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, Invesco may vote the shares held on a fund-by-fund or account-by-account basis.
Exceptions
In certain circumstances, Invesco may refrain from voting where the economic cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal.
Share-lending programs
One reason that some portion of Invesco’s position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower’s name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company’s proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever Invesco determines that the benefit to shareholders or other account holders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund’s full position.
“Share-blocking”
Another example of a situation where Invesco may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as “share-blocking.” Invesco generally

January 2010	I.2 — 6

refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders and other account holders of voting a specific proxy outweighs the fund’s or other account’s temporary inability to sell the security.
International constraints
An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.
Exceptions to these Guidelines
Invesco retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the Proxy Committee deems not to be in the best interest of the funds’ shareholders and other account holders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds’ shareholders and other account holders, and will promptly inform the funds’ Boards of Trustees of such vote and the circumstances surrounding it.
Resolving potential conflicts of interest
A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts. Invesco reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders or other account holders and Invesco.
Invesco takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.
If a material potential conflict is deemed to exist, Invesco may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.
Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders and other account holders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of

January 2010	I.2 — 7

interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are precluded from becoming members of the Proxy Committee.
On a quarterly basis, the Invesco Funds Boards of Trustees review a report from Invesco’s Internal Compliance Controls Committee. The report contains a list of all known material business relationships that Invesco maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where Invesco’s voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the Proxy Committee.
Personal conflicts of interest. If any member of the Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Proxy Committee member will inform the Proxy Committee of such conflict and will abstain from voting on that company or issue.
Funds of funds. Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.
C. RECORDKEEPING
Records are maintained in accordance with Invesco’s Recordkeeping Policy.
Policies and Vote Disclosure
A copy of these Guidelines and the voting record of each Invesco Fund are available on our web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

January 2010	I.2 — 8

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The following individuals are jointly and primarily responsible for the day-to-day management of the Trust:
•	Thomas Byron, Portfolio Manager, who has been responsible for the Trust since 2009 and has been associated with Invesco and/or its affiliates since 2010. From 1981 to 2010, Mr. Byron was associated with Morgan Stanley Investment Advisors Inc. in an investment management capacity.

•	Robert Stryker, Portfolio Manager, who has been responsible for the Trust since 2009 and has been with Invesco and/or its affiliates since 2010. From 1994 to 2010, Mr. Stryker was associated with Morgan Stanley Investment Advisors Inc. in an investment management capacity.

•	Robert Wimmel, Portfolio Manager, who has been responsible for the Trust since 2001 and has been associated with Invesco and/or its affiliates since 2010. From 1996 to 2010, Mr. Wimmel was associated with Morgan Stanley Investment Advisors Inc. in an investment management capacity.
Portfolio Manager Fund Holdings and Information on Other Managed Accounts
          Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects the portfolio managers’ investments in the Funds that they manage. The chart also reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.
The following information is as of February 28, 2011:

		Other Registered		Other Pooled
		Investment Companies		Investment Vehicles		Other Accounts
	Dollar Range	Managed (assets in		Managed (assets in		Managed
	of	millions)		millions)		(assets in millions)
	Investments	Number		Number		Number
Portfolio	in Each	of		of		of
Manager	Fund[1]	Accounts	Assets	Accounts	Assets	Accounts	Assets
Invesco Van Kampen Municipal Opportunity Trust
Thomas Byron	$1- $10,000	28	$10,067.5	None	None	None	None
Robert Stryker	None	33	$10,775.1	None	None	None	None
Robert Wimmel	None	29	$10,693.4	None	None	None	None
Potential Conflicts of Interest

[1]	This column reflects investments in a Fund’s shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

          Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:
➢	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

➢	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

➢	The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

➢	Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.
          The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Description of Compensation Structure
For the Adviser and each affiliated Sub-Adviser
          The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:
          Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.
          Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for the Adviser and each of the Sub-Adviser’s investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).
          Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.
Table 1

Sub-Adviser	Performance time period[2]
Invesco [3,4,5] Invesco Australia Invesco Deutschland	One-, Three- and Five-year performance against Fund peer group.

Invesco Senior Secured	N/A

Invesco Trimark[3]	One-year performance against Fund peer group.

Three- and Five-year performance against entire universe of Canadian funds.

Invesco Hong Kong[3] Invesco Asset Management	One-, Three- and Five-year performance against Fund peer group.

Invesco Japan[6]	One-, Three- and Five-year performance against the appropriate Micropol benchmark.
          Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
          High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

[2]	Rolling time periods based on calendar year-end.

[3]	Portfolio Managers may be granted a short-term award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the portfolio manager at the time the award is granted.

[4]	Portfolio Managers for Invesco Global Real Estate Fund, Invesco Real Estate Fund, Invesco Select Real Estate Income Fund and Invesco V.I. Global Real Estate Fund base their bonus on new operating profits of the U.S. Real Estate Division of Invesco.

[5]	Portfolio Managers for Invesco Balanced Fund, Invesco Basic Balanced Fund, Invesco Basic Value Fund, Invesco Fundamental Value Fund, Invesco Large Cap Basic Value Fund, Invesco Large Cap Relative Value Fund, Invesco Mid Cap Basic Value Fund, Invesco Mid-Cap Value Fund, Invesco U.S. Mid Cap Value Fund, Invesco Value Fund, Invesco Value II Fund, Invesco V.I. Basic Balanced Fund, Invesco V.I. Basic Value Fund, Invesco V.I. Select Dimensions Balanced Fund, Invesco V.I. Income Builder Fund, Invesco Van Kampen American Value Fund, Invesco Van Kampen Comstock Fund, Invesco Van Kampen Equity and Income Fund, Invesco Van Kampen Growth and Income Fund, Invesco Van Kampen Value Opportunities Fund, Invesco Van Kampen V.I. Comstock Fund, Invesco Van Kampen V.I. Growth and Income Fund, Invesco Van Kampen V.I. Equity and Income Fund, Invesco Van Kampen V.I. Mid Cap Value Fund and Invesco Van Kampen V.I. Value Fund’s compensation is based on the one-, three- and five-year performance against the Fund’s peer group. Furthermore, for the portfolio manager(s) formerly managing the predecessor funds to the Funds in this footnote 5, they also have a ten-year performance measure.

[6]	Portfolio Managers for Invesco Pacific Growth Fund’s compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark. Furthermore, for the portfolio manager(s) formerly managing the predecessor fund to Invesco Pacific Growth Fund, they also have a ten-year performance measure.

          Equity-Based Compensation. Portfolio managers may be granted an award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.
          Portfolio managers also participate in benefit plans and programs available generally to all employees.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None
ITEM 11. CONTROLS AND PROCEDURES.
(a)	As of March 21, 2011, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of March 21, 2011, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: Invesco Van Kampen Municipal Opportunity Trust

By:	/s/ Colin Meadows

Colin Meadows
Principal Executive Officer

Date:	May 9, 2011
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows

Colin Meadows
Principal Executive Officer

Date:	May 9, 2011

By:	/s/ Sheri Morris

Sheri Morris
Principal Financial Officer

Date:	May 9, 2011

EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal Financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.